Exhibit 10.7

GROUND LEASE

BETWEEN

TESORO REFINING & MARKETING COMPANY LLC,

AS LANDLORD,

AND

TESORO LOGISTICS OPERATIONS LLC,

AS TENANT

Anacortes Marine Crude Storage Facility

GROUND LEASE

This Ground Lease (the “Lease”) is entered into as of July 1, 2014 (the “Commencement Date”), between TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company (“Landlord”), and TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company (“Tenant”).

A. Landlord is the owner of a petrochemical refinery situated in Skagit County, Washington, situated upon that certain real property more particularly described on Exhibit A attached hereto and incorporated herein by reference (the “Refinery”).

B. Tenant desires to lease from Landlord and Landlord desires to lease to Tenant the portion of the Refinery described on Exhibit B attached hereto and incorporated herein by reference (with the exception of the improvements situated thereon, which the parties acknowledge hereby are owned by Tenant) (the “Premises”).

C. The Premises are the location of an existing storage facility for crude and other black oils (the “Marine Crude Storage Facility”). In order for Tenant to have access to the Premises to operate the Marine Crude Storage Facility, and for pedestrian and vehicular ingress and egress thereto and for certain utilities, Tenant must enter upon a portion of the Refinery. In order to allow for such access, Landlord is granting to Tenant an easement in connection with this Lease.

ARTICLE 1. DEMISE OF PREMISES AND GRANT OF ACCESS EASEMENT

1.01 Demise of Premises. In consideration of the mutual covenants and agreements of this Lease, and other good and valuable consideration, Landlord demises and leases to Tenant, and Tenant leases from Landlord, the Premises.

1.02 Access Easement. Tenant is hereby granted the right of ingress and egress to and from the Premises over and across the Refinery, as reasonably needed by Tenant in order to operate the Marine Crude Storage Facility (the “Access Easement”). Landlord shall have the right to designate a reasonable course through which Tenant and its employees, agents, contractors and invitees must follow across the Refinery in order to access the Premises, and to otherwise establish reasonable restrictions upon Tenant’s use of the Refinery for access to the Premises pursuant to Article 7 hereof.

ARTICLE 2. LEASE TERM

2.01 Fixed Beginning and Termination Date. The term of this Lease is ninety-nine (99) years, beginning on the Commencement Date, and ending on July 1, 2113, unless terminated sooner as provided in this Lease.

2.02 Termination.

(a) This Lease will terminate without further notice when the term specified in Section 2.01 expires, and any holding over by Tenant after that term expires will not constitute a renewal of the Lease or give Tenant any rights under the Lease in or to the Premises.

(b) In the event this Lease terminates for any reason, the Access Easement shall also terminate automatically.

2.03 Holdover. If Tenant holds over and continues in possession of the Premises after the Lease term, Tenant will be considered to be occupying the Premises at will, subject to all the terms of this Lease.

ARTICLE 3. RENT

The parties acknowledge that rent for the entire Lease term has been paid in full in advance, in accordance with the terms of that certain Contribution, Conveyance and Assumption Agreement dated as of the date hereof by and among Tesoro Corporation, Landlord, Tesoro Logistics GP, LLC, Tesoro Logistics LP, Tenant, Tesoro Alaska Company LLC, and Tesoro Logistics Pipelines LLC, as amended, restated, modified or supplemented from time to time (the “Contribution Agreement”).

ARTICLE 4. TAXES

4.01 Payment of Real Property Taxes by Tenant. After the Commencement Date, Landlord shall endeavor to effectuate the recognition of the Premises by the appropriate taxing entities as a separate parcel for purposes of the assessment of Taxes (as hereinafter defined), and Tenant shall cooperate with Landlord in all reasonable respects in this regard. If Landlord is unable to cause the Premises to be separately assessed, then Landlord shall work with Skagit County to cause the County, if possible, with respect to each tax parcel on which any portion of the Premises are located, to make an allocation between the area leased by Tenant and the area retained by Landlord. For any parcel of the Refinery that is currently designated as having an “Open Space Farm and Agricultural” use, Tenant will be responsible for the payment of all taxes, penalties and interest that becomes due and payable based on a change in use, and will pay such amount to Landlord (or directly to Skagit County, if so directed) within thirty (30) days of the delivery of Landlord’s invoice therefor accompanied by reasonably detailed supporting documentation. If Skagit County is able to make an allocation between “Open Space Farm and Agricultural” use and commercial uses with respect to any tax parcel that is currently designated for such open use, then Landlord will be responsible for the payment of taxes for that portion of the parcel that continues to be designated for open use, and Tenant shall be responsible for the payment of taxes for that portion of the parcel that is newly designated for commercial uses; such allocation may not be evident on tax statements received from Skagit County, but may be available through the Skagit County Assessor’s Office. With respect to any parcel on which improvements are located, but with respect to which there has not been a segregation made by Skagit County, the parties shall make good faith efforts to allocate the value of the improvements between those owned by Landlord and those owned by Tenant, so as to appropriately allocate the liability for taxes payable based on the value of the improvements. Unless and until the Premises are separately assessed for taxing purposes, Tenant will pay to Landlord that portion of the real property taxes, general and special assessments, and other governmental charges of any kind (the “Real Property Taxes”) levied on or assessed against the Refinery which are allocable to the Premises, as more particularly described herein, within thirty (30) days following the delivery of Landlord’s invoice therefor accompanied by reasonably detailed supporting documentation. Landlord reserves all rights to contest, protest or challenge the Taxes by appropriate proceedings, and Tenant shall cooperate with Landlord in connection therewith in all reasonable respects.

4.02 Payment of Personal Property Taxes. Tenant shall pay, before they become delinquent, all personal property taxes, assessments and other governmental charges assessed against any equipment or other personal property of Tenant situated on the Premises. Effective as of the Commencement Date, such personal property and equipment is being transferred by Landlord to Tenant by Bill of Sale, the form of which is attached to the Contribution Agreement.

4.03 Proration of Taxes During First and Last Years. Real Property Taxes payable by Tenant under Section 4.01 above shall be pro-rated between Landlord and Tenant based on the number of days this Lease is in effect during the applicable year compared to 365 days. Personal Property taxes payable by Tenant under Section 4.02 above for the year in which the conveyance of such personal property occurs shall be pro-rated between Landlord and Tenant based on the tax bill for the applicable calendar year.

ARTICLE 5. UTILITIES

The parties acknowledge that as of the Commencement Date, the utilities serving all or a portion of the Premises and some of the improvements located thereon, being electricity, water, and septic system (the “Utilities”) are interconnected to Landlord’s utility infrastructure at the Refinery. The provisions of this Article 5 shall be subject to the terms of that certain Secondment Agreement dated as of the Commencement Date, by and between Landlord and Tesoro Logistics GP, LLC, as amended, restated, modified or supplemented from time to time (the “Secondment Agreement”), and for so long as the Secondment Agreement is in effect between the parties, the provisions of that agreement shall control in the event that its terms and the terms of this Article 5 are inconsistent with one another. In the event that the Secondment Agreement is no longer in effect, the terms of this Article 5 shall control.

The parties agree that the Premises shall be separately metered for electricity as soon as reasonably practicable following the Commencement Date hereof. All costs required to effectuate such separate metering shall be borne equally by Landlord and Tenant. The parties shall cooperate with each other in all reasonable respects in connection therewith. Thereafter Tenant shall pay all charges for electricity serving the Premises directly to the Utility provider. Until such time as electricity is separately metered to the Premises, electricity to the Premises shall continue to be interconnected to Landlord’s utility infrastructure, and shall be provided to Tenant and paid for in the same manner and subject to the same conditions as all other Utilities are provided to Tenant. With regard to electricity until it is separately metered and with regard to all other Utilities, Tenant shall pay Landlord for Tenant’s usage thereof (without any surcharge being added by Landlord for overhead) in amounts as reasonably determined by Landlord, subject to Tenant’s reasonable approval. Such payment shall be due within thirty (30) days following delivery of Landlord’s invoice therefor accompanied by reasonably detailed support. Landlord shall not invoice Tenant for Utility usage more frequently than monthly. The following restrictions shall apply with respect to Tenant’s usage of Landlord’s oily water sewer system: (i) only wastewaters containing oily water and petroleum products may be discharged therein, (ii) only wastewaters generated from Tenant’s operations on the Premises may be discharged therein, (iii) Tenant shall comply with all applicable laws, rules and regulations regarding the use thereof and the discharge of substances therein, and (iv) the daily volume of oily water discharged therein may not materially exceed the volume of the typical daily discharge therein resulting from Landlord’s operation of the Refinery prior to the Commencement Date. Landlord shall have no obligation to provide telephone service to the Premises or any other utility service of any kind except as set forth in this paragraph or in the Storage Services Agreement. Landlord shall in no event be liable or responsible for any cessation or interruption in, or damage caused by, any utility services provided to the Premises, whether by Landlord or otherwise, unless the cessation or interruption results from Landlord’s intentional misconduct or gross negligence.

ARTICLE 6. USE OF PREMISES

6.01 Permitted Use. The Premises is currently improved with four (4) crude and black-oils storage tanks with a total shell capacity of 1,500,000 barrels, including 945,000 barrels of heated storage, and pipelines and other appurtenances that allow the transport of the crude oil to and from the nearby dock and to and from other facilities located at the Refinery (collectively, the “Storage Area Improvements”). Tenant may use the Premises and the Storage Area Improvements only for the storage and transport of crude and other black oils and such other uses as are directly related to the operation and maintenance of the Marine Crude Storage Facility (collectively, the “Permitted Use”).

ARTICLE 7. COMPLIANCE WITH LAWS

7.01 Compliance with Laws. Tenant and its employees, agents and invitees shall comply with all applicable federal, state, and local laws, rules, regulations and orders in use of the Premises. Tenant shall secure and maintain current all required permits, licenses, certificates, and approvals relating to its use of the Premises. Landlord shall comply with all applicable federal, state, and local laws, rules, regulations and orders pertaining to the operation of the Refinery and the Premises to the extent reasonably necessary to enable Tenant to exercise its rights provided hereunder.

7.02 Emergencies. In the event of any emergency occurring on or about the Premises, Landlord and Tenant shall diligently cooperate in good faith to appropriately manage the emergency situation in a timely and effective manner. Such cooperation shall include, but not be limited to, providing of necessary access to all portions of the Premises and the improvements thereon.

ARTICLE 8. CONSTRUCTION BY TENANT

8.01 General Conditions. Tenant may, at any time and from time to time during the Lease term, erect, maintain, alter, remodel, reconstruct, rebuild, replace, and remove buildings and other improvements on the Premises, subject to the following:

(a) Tenant bears the cost of any such work.

(b) The Premises must at all times be kept free of mechanics’ and materialmens’ liens.

(c) Landlord must be notified of the time for beginning and the general nature of any such work, other than routine maintenance of existing buildings or improvements, at the time the work begins.

(d) The conditions of Section 8.02 concerning Landlord’s approval of plans must be followed.

(e) Such work is reasonably necessary for Tenant’s permitted operations on the Premises.

8.02 Landlord’s Approval of Plans. The following rules govern Landlord’s approving construction, additions, and alterations of buildings or other improvements on the Premises:

(a) Written Approval Required. No building or other improvement may be constructed on the Premises unless the plans, specifications, and proposed location of the building or other improvement have received Landlord’s written approval, which shall not be unreasonably withheld, conditioned or delayed, and the building or other improvement complies with the approved plans, specifications, and proposed location. No material addition to or alteration of any building or structure erected on the Premises may be begun until plans and specifications covering the proposed addition or alteration have been first submitted to and approved by Landlord, which shall not be unreasonably withheld, conditioned or delayed.

(b) Submission of Plans. With respect to any construction, additions or alterations for which Landlord’s approval is required under Section 8.02(a) above, Tenant must submit two (2) copies of detailed working drawings, plans, and specifications for any such projects for Landlord’s approval before the project begins.

(c) Landlord’s Approval. Landlord will promptly review and approve all plans submitted under Section 8.02(b) above or note in writing any required changes or corrections that must be made to the plans. Any required changes or corrections must be made, and the plans resubmitted to Landlord, within twenty (20) days after the corrections or changes have been noted. Landlord’s failure to object to the resubmitted plans and specifications within twenty (20) days constitutes its approval of the changes. Minor changes in work or materials not affecting the general character of the building project may be made at any time without Landlord’s approval, but a copy of the altered plans and specifications must be furnished to Landlord.

(d) Exception to Landlord’s Approval. The following items do not require submission to, and approval by, Landlord:

(i) Minor repairs and alterations necessary to maintain existing structures and improvements in a useful state of repair and operation.

(ii) Changes and alterations required by an authorized public official with authority or jurisdiction over the buildings or improvements, to comply with legal requirements.

(e) Effect of Approval. Landlord, by approving the plans and specifications, assumes no liability or responsibility for the architectural or engineering design or for any defect in any building or improvement constructed from the plans or specifications.

8.03 Ownership of Buildings, Improvements and Fixtures. Any buildings, improvements, additions, alterations, and fixtures existing, constructed, placed or maintained on any part of the Premises during the Lease term are considered part of the real property of the Premises but shall be and remain the property of Tenant during the Lease term, including all Storage Area Improvements and equipment related to the Marine Crude Storage Facility situated on the Premises as of the Commencement Date or hereafter placed on the Premises by Tenant. In addition to Landlord’s right of entry set forth in Section 17.01 hereof, Landlord shall have the right upon not less than twenty-four hours’ notice to Tenant (except in the case of emergencies, in which no prior notice is required) to enter upon the Premises for the purposes of inspecting, maintaining, repairing, modifying and/or replacing all or any portion of the Storage Area Improvements located thereon, to the extent that Tenant has failed to do so and such failure to complete the maintenance, repair, modification or replacement is in violation of Tenant’s obligations hereunder. To the extent that any such maintenance, repair, modification or replacement is undertaken by Landlord, Tenant shall reimburse Landlord for all costs incurred, within thirty (30) day following receipt of an invoice from Landlord detailing such amounts.

8.04 Right to Remove Tenant’s Property. Tenant may, at any time while it occupies the Premises, remove any furniture, machinery, equipment, fixtures or other improvements owned or placed by Tenant in, under, or on the Premises, so long as such removal does not result in the violation of any terms of this Lease. If this Lease has not been terminated prior to its stated expiration date, then at least six (6) months before the stated expiration date, Landlord shall give written notice to Tenant informing it of any improvements or other property located on the Premises that Landlord will require Tenant to remove, and if so, specifying which improvements or property are to be removed (the “Removal Notice”). Tenant shall, at its sole cost and expense, cause those improvements and property specified by the Removal Notice to be removed from the Premises, and cause any damage to the Premises resulting therefrom to be repaired and the Premises restored to a safe condition, prior to the expiration of the Lease term. Upon termination of this Lease, all such property and improvements remaining on the Premises shall become the property of Landlord, and Landlord may keep, change or dispose of such property and improvements in Landlord’s sole and absolute discretion, without any liability to Tenant therefor. If Tenant has failed to remove any improvements or property as required by the Removal Notice or has failed to repair and restore the Premises as required by terms of this Section 8.04, then Tenant shall pay to Landlord the actual costs incurred by Landlord to do so.

ARTICLE 9. ENCUMBRANCE OF LEASEHOLD ESTATE

9.01 Tenant’s Right to Encumber. Tenant may, at any time and from time to time, encumber the leasehold interest, by deed of trust, mortgage, or other security instrument, without obtaining Landlord’s consent, but no such encumbrance constitutes a lien on Landlord’s fee title. The indebtedness secured by the encumbrance will at all times be and remain inferior and subordinate to all the conditions, covenants, and obligations of this Lease and to all Landlord’s rights under this Lease. References in this Lease to “‘Lender’” refer to any person or entity to whom Tenant has encumbered its leasehold interest.

9.02 Notices to Lender. At any time after execution and recordation in Skagit County, Washington, of any mortgage or deed of trust encumbering Tenant’s leasehold interest, Lender shall notify Landlord in writing that the mortgage or deed of trust has been given and executed by Tenant and furnish Landlord with the address to which copies of all notices to Tenant by Landlord are to be mailed. Landlord must mail to Lender, at the addresses given, copies of all written notices that Landlord gives or serves on Tenant under the terms of this Lease after receiving such notice from Lender.

9.03 Lender’s Consent Required for Modification. Landlord and Tenant will neither modify in any material respect nor terminate this Lease by mutual consent without Lender’s written consent.

9.04 Lender’s Right to Prevent Forfeiture. Lender may do any act required of Tenant to prevent forfeiture of Tenant’s leasehold interest; all such acts are as effective to prevent a forfeiture of Tenant’s rights under this Lease as if done by Tenant.

9.05 Lender’s Right to Foreclose. Lender may realize on the security afforded by the leasehold estate by exercising foreclosure proceedings or power of sale or other remedy afforded in law or equity or by the security documents and may transfer, convey, or assign Tenant’s title to the leasehold estate created by this Lease to any purchaser at any such foreclosure sale. Lender also may acquire and succeed to Tenant’s interest under this Lease by virtue of any such foreclosure sale. Lender will not be or become liable to Landlord as an assignee of this Lease or otherwise unless it assumes such liability in writing, and no assumption may be inferred from or result from foreclosure or other appropriate proceedings in the nature of foreclosure or as the result of any other action or remedy provided for by the mortgage or deed of trust or other instrument or from a conveyance from Tenant under which the buyer at foreclosure or grantee acquires Tenant’s rights and interest under this Lease. Any purchaser of the property at a foreclosure sale becomes obligated to Landlord as the Tenant under the Lease, and such party must be satisfactory to Landlord, in Landlord’s sole and absolute discretion, such that it will be in a position to provide the services required of Tenant hereunder, and that each and every covenant, condition or obligation imposed upon Tenant by this Lease and each and every right, remedy or benefit afforded Landlord by this Lease, shall not be impaired or diminished as of result of such assignment of the leasehold interest.

ARTICLE 10. REPAIRS, MAINTENANCE, AND RESTORATION

10.01 Tenant’s Duty to Maintain and Repair. At all times during the Lease term, Tenant will keep and maintain, or cause to be kept and maintained, all buildings and improvements erected on the Premises in a good state of appearance and repair (except for reasonable wear and tear) at Tenant’s own expense, in compliance with the terms of that certain Anacortes Storage Services Agreement dated as of the date hereof (as the same may be amended, modified and/or extended from time to time) by and between Landlord and Tenant (the “Storage Services Agreement”) and the provisions of Section 7.01 above.

ARTICLE 11. MECHANICS’ LIENS

Tenant will not cause or permit any mechanics’ liens or other liens to be filed against the fee of the Premises or against Tenant’s leasehold interest (excluding any leasehold mortgage) in the land or any buildings or improvements on the Premises by reason of any work, labor, services, or materials supplied or claimed to have been supplied to Tenant or anyone holding the Premises or any part of them through or under Tenant. If such a mechanics’ lien or materialmens’ lien is recorded against the Premises or any buildings or improvements on them, Tenant must either cause it to be released or, if Tenant in good faith wishes to contest the lien, take timely action to do so, at Tenant’s sole expense. If Tenant contests the lien, Tenant will indemnify Landlord and hold it harmless from all liability for damages occasioned by the lien or the lien contest and will, in the event of a judgment of foreclosure on the lien, cause the lien to be discharged and released before enforcement of the judgment is completed.

ARTICLE 12. CONDEMNATION

12.01 Parties’ Interests. If the Premises or any part of them are taken for public or quasi-public purposes by condemnation as a result of any action or proceeding in eminent domain, or are transferred in lieu of condemnation to any authority entitled to exercise the power of eminent domain, this article governs Landlord’s and Tenant’s interests in the award or consideration for the transfer and the effect of the taking or transfer on this Lease.

12.02 Total Taking—Termination. If the entire Premises are taken or so transferred as described in Section 12.01, this Lease and all of the rights, titles, and interests under it will cease on the date that title to the Premises or part of them vests in the condemning authority.

12.03 Partial Taking—Termination. If only part of the Premises is taken or transferred as described in Section 12.01, Tenant may terminate this Lease by providing notice of termination to Landlord within a reasonable time after title to the portion of the Premises taken or transferred vests in the condemning authority.

12.04 Allocation of Condemnation Award.

(a) Lease Not Terminated. In the event of a condemnation of any portion of the Premises and if this Lease is not terminated, the award paid by the condemning authority (after payment of expenses incurred in connection with collecting the same) shall be allocated as follows:

(i) First, Tenant shall receive so much of the award as is necessary to restore the Improvements and for the value of the Improvements taken; and

(ii) Second, Landlord shall receive the balance of the award.

(b) Lease Terminated. In the event of a condemnation and this Lease is terminated as herein provided, the parties shall use reasonable efforts to cause the condemning authority to make separate awards to Landlord, on the one hand, and Tenant, on the other hand, as to their respective interests. If the condemning authority does not make such separate awards, then the award paid by the condemning authority (after payment of expenses incurred in connection with collecting the same) shall be divided between Landlord and Tenant so that each party shall receive that portion of the award which bears the same proportion of the total award as the value of such party’s interests in the Premises bears to the total value of all interests in the Premises. The value of Landlord’s interests shall include the value of the land; the value of Landlord’s interest in this Lease had the Premises not been condemned, including the right to receive payment of all sums required to be paid by Tenant to Landlord hereunder for the remainder of the Lease term; and the value of Landlord’s residual right to the improvements located on the Premises upon termination of this Lease. The value of Tenant’s interest shall include the value of the improvements located on the Premises reduced by the value of Landlord’s reversionary interest therein; and the value of Tenant’s leasehold estate hereunder had the Premises not been condemned, including the right to use and occupy the Premises for the remainder of the Lease term subject to the obligation of Tenant to pay the amounts due hereunder. Tenant shall be entitled to claim in any condemnation proceedings such award as may be allowed for relocation costs or other consequential damages, but only to the extent that the same shall not reduce, and shall be in addition to, the award for the Premises and the improvements located on the Premises.

ARTICLE 13. INSURANCE AND INDEMNIFICATION

13.01 Insurance on Buildings and Improvements. At all times during the Lease term, Tenant will keep all buildings and other improvements located or being constructed on the Premises insured against loss or damage by fire, with extended-coverage endorsement or its equivalent. This insurance is to be carried by insurance companies selected by Tenant and approved by Landlord, which approval shall not be unreasonably withheld or delayed. The insurance must be paid for by Tenant and will be in amounts not less than eighty percent (80%) of the full insurable value of the buildings and other improvements. Tenant may self-insure a greater percentage of this coverage if so agreed by Landlord and Tenant in writing.

13.02 Other Agreements. The insurance and indemnification obligations of Landlord and Tenant are set forth in the Storage Services Agreement and that certain Third Amended and Restated Omnibus Agreement (the “Omnibus Agreement”) among Tesoro Corporation, Landlord, Tesoro Companies, Inc., Tesoro Alaska Company LLC, Tesoro Logistics LP and Tesoro Logistics GP, LLC. In the event of a conflict of provisions of the Storage Services Agreement and those of the Omnibus Agreement, the Omnibus Agreement shall prevail with respect to issues related to the contribution of the assets described therein, but not with respect to the ordinary operations of such assets as set forth in the Storage Services Agreement.

ARTICLE 14. ASSIGNMENT AND SUBLEASE

Tenant may not transfer, assign or sublease its leasehold estate or any portion thereof or any of its right, title or interest in this Lease (collectively, a “Transfer”) without the prior written consent of Landlord, which Landlord may withhold in its sole and absolute discretion. Any merger, consolidation or transfer of the direct or indirect beneficial ownership interest in Tenant that results in a direct or indirect change in the right to control the management of Tenant shall constitute a Transfer as defined above.

ARTICLE 15. DEFAULT AND REMEDIES

15.01 Termination on Default. Except as otherwise specifically noted in this Lease to the contrary, if Tenant defaults in performing any covenant or term of this Lease and does not correct the default within thirty (30) days after receipt of written notice from Landlord to Tenant, Landlord may declare this Lease, and all rights and interests created by it, terminated; provided, however, that in the event such default cannot, in the exercise of reasonable diligence, be cured within such thirty (30) day period, Landlord may not exercise its remedies under this Article unless Tenant (i) fails to commence the cure of the default within such thirty (30) day period, or (ii) thereafter fails to proceed with curative measures with reasonable diligence. If Landlord elects to terminate, this Lease will cease as if the day of Landlord’s election were the day originally fixed in the Lease for its expiration, and Landlord or its agent or attorney may resume possession of the Premises.

15.02 Other Remedies. Any termination of this Lease as provided in this Article 15 will not relieve Tenant from paying any sum or sums due and payable to Landlord under the Lease at the time of termination, or any claim for damages then or previously accruing against Tenant under this Lease. Any such termination will not prevent Landlord from enforcing the payment of any such sum or sums or claim for damages by any remedy provided for by law, or from recovering damages from Tenant for any default under the Lease. All Landlord’s rights, options, and remedies under this Lease will be construed to be cumulative, and no one of them is exclusive of the other. Landlord may pursue any or all such remedies or any other remedy or relief provided by law, whether or not stated in this Lease. No waiver by Landlord of a breach of any of the covenants or conditions of this Lease may be construed a waiver of any succeeding or preceding breach of the same or any other covenant or condition of this Lease.

ARTICLE 16. DISCLAIMER; COVENANTS

16.01 Disclaimer of Warranties. TENANT IS LEASING THE PREMISES “AS-IS,” WITH ANY AND ALL LATENT AND PATENT DEFECTS. TENANT ACKNOWLEDGES THAT TENANT IS NOT RELYING UPON ANY REPRESENTATION, STATEMENT OR OTHER ASSERTION OF LANDLORD OR LANDLORD’S AGENTS, OFFICERS, EMPLOYEES OR REPRESENTATIVES WITH RESPECT TO THE CONDITION OF THE PREMISES, BUT IS RELYING UPON TENANT’S EXAMINATION OF THE PREMISES. TENANT ACCEPTS THIS LEASE UNDER THE EXPRESS UNDERSTANDING THAT THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF LANDLORD WITH REGARD TO THE PREMISES, INCLUDING, WITHOUT LIMITATION, SUITABILITY FOR TENANT’S INTENDED USE THEREOF (EXCEPT FOR THE WARRANTY SET FORTH IN SECTION 16.02 AND SUCH WARRANTIES AS MAY BE SET FORTH IN THE CONTRIBUTION AGREEMENT).

16.02 Warranty of Quiet Enjoyment. Landlord covenants that as long as Tenant observes the covenants and terms of this Lease, Tenant will lawfully and quietly hold, occupy, and enjoy the Premises during the Lease term without being disturbed by Landlord or any person claiming under Landlord, except for any portion of the Premises that is taken under the power of eminent domain.

ARTICLE 17. GENERAL PROTECTIVE PROVISIONS

17.01 Right of Entry and Inspection. Tenant acknowledges that a substantial portion of the Premises are located outdoors and within the boundaries of the Refinery. Accordingly, Tenant will permit Landlord or its agents, representatives, or employees to enter the Premises consisting of outdoor areas at all times, without notice, in connection with Landlord’s operations at the Refinery, and to at all times have access to and the right to use any and all roads that are located on the Premises. Accordingly, Tenant shall keep any existing roads that cross the Premises unobstructed. With respect to any portion of the Premises consisting of buildings, Tenant will permit Landlord or its agents, representatives, or employees to enter such buildings at reasonable times and upon reasonable prior notice (except in the event of an emergency, when no prior notice will be required) for the purposes of inspection, determining whether Tenant is complying with this Lease, and maintaining, repairing, or altering the Premises in accordance with the terms hereof.

17.02 No Partnership or Joint Venture. The relationship between Landlord and Tenant is at all times solely that of landlord and tenant and may not be deemed a partnership or a joint venture.

17.03 No Termination on Bankruptcy. Bankruptcy, insolvency, assignment for the benefit of creditors, or the appointment of a receiver will not affect this Lease as long as Tenant and Landlord or their respective successors or legal representatives continue to perform all covenants of this Lease.

17.04 No Waiver. No waiver by either party of any default or breach of any covenant or term of this Lease may be treated as a waiver of any subsequent default or breach of the same or any other covenant or term of this Lease.

17.05 Release of Landlord. If Landlord sells or transfers all or part of the Premises and as a part of the transaction assigns its interest as Landlord in this Lease, then as of the effective date of the sale, assignment, or transfer, Landlord will have no further liability under this Lease to Tenant, except with respect to liability matters that have accrued and are unsatisfied as of that date. Underlying this release is the parties’ intent that Landlord’s covenants and obligations under this Lease will bind Landlord and its successors and assigns only during and in respect of their respective successive periods of ownership of the fee.

ARTICLE 18. TENANT’S OPTION TO PURCHASE PREMISES

18.01 Grant of Option to Purchase. Landlord hereby grants to Tenant an option to purchase the Premises upon all of the terms, covenants and conditions set forth in this Article 18 (the “Option to Purchase”).

18.02 Exercise of Option to Purchase. Tenant may exercise the Option to Purchase at any time during the term of this Lease, so long as (a) Tenant is not in default of any of the terms of this Lease, the Storage Services Agreement or the Omnibus Agreement (with regard to the Premises), and (b) as a condition to such exercise, Tenant agrees that for so long as Landlord is operating the Refinery and requires the operation of the Marine Crude Storage Facility in connection therewith, Tenant and its successors and assigns will continue to operate the Marine Crude Storage Facility on the Premises in compliance with applicable agreements between Landlord and Tenant that exist at the time. Tenant may exercise the Option to Purchase by providing written notice to Landlord in the manner provided in Section 20.03 below stating that Tenant is exercising the Option to Purchase, and (2) depositing the purchase price in the amount of One Dollar ($1.00) with First American Title Insurance Company (the “Closing Agent”) or such other title insurance company as is satisfactory to the parties. The date on which Tenant exercises the Option to Purchase is the “Exercise Date.”

18.03 Closing Costs; Conveyance. The closing of the sale of the Premises shall occur within six (6) months from the Exercise Date; otherwise Tenant’s exercise of its Option to Purchase shall be void. All costs associated with the closing of the Option to Purchase shall be the responsibility of Tenant. More particularly, Tenant shall bear all costs of performing a lot line adjustment or other subdivision of the Premises, such that the Premises are a separate legal lot from the remainder of the Refinery, prior to the conveyance of title to Tenant. Landlord shall, at no expense for outside fees to Landlord, cooperate with Tenant in connection with such subdivision, and promptly following the date on which such subdivision is obtained, Tenant shall provide evidence to Landlord of the status of the Premises as a separate legal lot. Tenant shall pay all title, escrow and transfer fees applicable to the conveyance of the Premises from Landlord to Tenant. Title to the Premises shall be conveyed by Special Warranty Deed, warranting only that Landlord is the fee simple owner of the Premises and that it will defend title to the Premises only as to claims arising by, through or under Landlord and not otherwise.

18.04 Execution of Closing Agreement. In connection with the conveyance of the Premises from Landlord to Tenant pursuant to the terms of this Article 18, Landlord and Tenant shall execute an agreement (the “Right of First Refusal and Option Agreement”) in substantially the form of Exhibit F attached hereto, whereby Tenant, as the fee owner of the Premises, shall grant to Landlord, as the owner and operator of the Refinery (a) a right of first refusal to purchase the Premises, which right shall be exercisable in the event that Tenant shall enter into an agreement to sell the Premises to a third party, and (b) an option to purchase the Premises, which option shall be exercisable in the event that Tenant fails to operate the Marine Crude Storage Facility in the same manner as if this Lease remained in existence. Additionally, in connection with such Option and Right of First Refusal Agreement, Landlord and Tenant shall execute a memorandum of agreement, in recordable form, and concurrently with the recording of the Special Warranty Deed from Landlord to Tenant, such memorandum shall be recorded in the real property records of Skagit County, giving notice to third parties of the option and right of first refusal in favor of Landlord.

ARTICLE 19. LANDLORD’S RIGHT OF RECAPTURE

If, during the term of this Lease, Tenant fails or has elected not to operate the Marine Crude Storage Facility for a period of time (but not counting any period of time when the Refinery is not in operation) equal to (a) two (2) years continuously, or (b) a total of two (2) years within any 5-year period, then following the end of such 2-year period of non-operation, and for so long as Tenant has not resumed operating the Marine Crude Storage Facility located on the Premises, Landlord shall have the right to provide Tenant with written notice stating that Landlord has elected to recapture the Premises and terminate this Lease (the “Recapture Notice”). In such event, the Lease shall be deemed to have terminated as of the date of the Recapture Notice, as if such date were the date fixed for expiration of this Lease. Landlord shall promptly arrange to have the fair market value of the improvements located on the Premises determined by appraisal, shall have the appraisal completed within sixty (60) days of the date on which the Recapture Notice is given, and shall thereafter provide a copy of such appraisal to Tenant (the “Appraisal Delivery Date”). Within thirty (30) days after the Appraisal Delivery Date (the “Response Date”), Tenant shall notify Landlord (x) that it is in agreement with the fair market value set forth in Landlord’s appraisal, or (b) that it objects to the fair market value set forth in Landlord’s appraisal, in which event it shall provide its own determination of fair market value of the improvements, also as determined by appraisal, when it provides its objection by the Response Date. If Tenant is in agreement with the fair market value determined by Landlord’s appraisal or if Tenant fails to provide an objection by the Response Date, then the amount determined by Landlord’s appraisal shall be paid by Landlord to Tenant, in immediately available funds, within ten (10) days following the Response Date. If Tenant objects to the fair market value of the improvements as determined by Landlord’s appraisal and provides notice of such objection to Landlord on or before the Response Date, then within ten (10) days after the Response Date, each of the appraisers initially retained by Landlord and Tenant to make the determination as to the fair market value of the improvements shall appoint a third appraiser to act as arbitrator (the “Arbitrator”). The Arbitrator shall, within fifteen (15) days after his or her appointment, select as the fair market value of the improvements either the fair market value set forth in Landlord’s appraisal or the fair market value set forth in Tenant’s appraisal and inform both Landlord and Tenant, in writing, of such selection. The Arbitrator shall have no authority to average the appraised values, or to designate an amount other than the fair market value specified in either Landlord’s appraisal or Tenant’s appraisal. Within ten (10) days following the date on which the parties receive written notice of the Arbitrator’s selection, the amount selected as the fair market value of the improvements shall be paid by Landlord to Tenant, in immediately available funds. Following the payment by Landlord to Tenant applicable to the fair market value of the improvements, neither Landlord nor Tenant shall have any further rights under or obligations arising from this Lease.

The appraisers retained to make a determination regarding the fair market value of the improvements located on the Premises shall each be an MAI certified commercial real estate appraiser conducting business in the Anacortes/Skagit County industrial market and having not less than ten (10) years active experience as an MAI commercial real estate appraiser.

ARTICLE 20. MISCELLANEOUS

20.01 Title Policy and Survey. Tenant shall have the right, at its sole expense, to obtain a survey of the Premises and title insurance coverage of its interest in the Premises, and the interest of any Lender. Landlord shall have no obligation to provide Tenant with any such survey or title insurance.

20.02 Memorandum of Lease. The parties agree not to place this Lease of record, but each party shall, at the request of the other, execute and acknowledge so that the same may be recorded a memorandum of lease containing such provisions as the requesting part shall reasonably request. The requesting party shall pay all costs, taxes, fees and other expenses in connection with or prerequisite to recording.

20.03 Delivery of Notices. All sums owed hereunder, notices, demands, or requests from one party to another may be personally delivered or delivered by reliable overnight courier, or sent by mail, certified or registered, postage prepaid, to the addresses stated below and are considered to have been given at the time of delivery or of mailing:

To Landlord:	Tesoro Refining & Marketing Company LLC
19100 Ridgewood Parkway
San Antonio, Texas 78259
Attention: Vice President, Logistics

With a copy to:	Tesoro Refining & Marketing Company LLC
19100 Ridgewood Parkway
San Antonio, Texas 78259
Attention: General Counsel

To Tenant:	Tesoro Logistics Operations, LLC
19100 Ridgewood Parkway
San Antonio, Texas 78259
Attention: Vice President, Logistics

A party may change its address for notice under this Section 20.03 by providing notice of such change in accordance with this Section 20.03.

20.04 Parties Bound. This agreement binds, and inures to the benefit of, the parties to the Lease and their respective heirs, executors, administrators, legal representatives, successors, and assigns.

20.05 Washington Law to Apply. This agreement is to be construed under the internal laws of the State of Washington.

20.06 Legal Construction. If any one or more of the provisions contained in this Lease are for any reason held to be invalid, illegal, or unenforceable in any respect, the invalidity, illegality, or unenforceability will not affect any other provision of the Lease, which will be construed as if it had not included the invalid, illegal, or unenforceable provision.

20.07 Other Agreements.

(a) This Lease, together with the Storage Services Agreement, the Contribution Agreement, the Secondment Agreement, the Omnibus Agreement, and the other documents executed by Landlord and Tenant concurrently herewith, constitute the parties’ sole agreement with respect to the subject matter of this Lease and such agreements supersede any prior understandings or written or oral agreements between the parties with respect to the subject matter of this Lease.

(b) In the event of any conflict between the provisions of this Lease and the provisions of the Contribution Agreement, the provisions of the Contribution Agreement shall control.

20.08 Amendment. No amendment, modification, or alteration of this Lease is binding unless in writing, dated subsequent to the date of this Lease, and duly executed by the parties.

20.09 Rights and Remedies Cumulative. The rights and remedies provided by this Lease are cumulative, and either party’s using any right or remedy will not preclude or waive its right to use any other remedy. The rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance, or otherwise.

20.10 Attorneys’ Fees and Costs. If, as a result of either party’s breaching this Lease, the other party employs an attorney to enforce its rights under this Lease, then the breaching or defaulting party will pay the other party the reasonable attorneys’ fees and costs incurred to enforce this Lease.

20.11 Time of Essence. Time is of the essence of this Lease.

20.12 Further Documents. Landlord and Tenant will from time to time and at any reasonable time execute and deliver to the other party, when the other party reasonably requests, other instruments and assurances approving, ratifying, and confirming this Lease and the leasehold estate created by it and certifying that this Lease is in full force and that no default under this Lease on the other party’s part exists; or if the other party is in default, specifying in such instrument each such default.

20.13 Captions. The captions used in connection with the Articles and Sections of this Lease are for convenience only, and are not intended in any way to limit or amplify the meaning of the language contained in this Lease, or be used as interpreting the meanings and provisions of this Lease.

20.14 Construction. Both parties to this Lease were involved in its drafting and negotiation, and as a result, this Lease shall be construed based on its fair meaning and interpretation and shall not be strictly construed against either party.

[SIGNATURE BLOCKS ON THE FOLLOWING PAGE.]

IN WITNESS WHEREOF, THIS LEASE has been executed by the parties on the date and year first above written.

LANDLORD:		TENANT:

TESORO REFINING & MARKETING COMPANY LLC		TESORO LOGISTICS OPERATIONS LLC

By:	/s/ G. Scott Spendlove	By:	/s/ Phillip M. Anderson
	G. Scott Spendlove		Phillip M. Anderson
	Senior Vice President and Chief Financial Officer		President

Signature Page to Ground Lease

STATE OF TEXAS	)
	)	ss.
COUNTY OF BEXAR	)

I certify that I know or have satisfactory evidence that G. Scott Spendlove is the person who appeared before me, who signed this instrument as the Senior Vice President and Chief Financial Officer of TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company, and acknowledged it to be the free and voluntary act of such company for the uses and purposes mentioned in the instrument, and on oath stated he was authorized to execute said instrument.

Dated:             , 2014

Print Name:

NOTARY PUBLIC in and for the State of

                     , residing at

My appointment expires

STATE OF TEXAS	)
	)	ss.
COUNTY OF BEXAR	)

I certify that I know or have satisfactory evidence that Phillip M. Anderson is the person who appeared before me, who signed this instrument as the President of TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company, and acknowledged it to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument, and on oath stated he was authorized to execute said instrument.

Dated:             , 2014

Print Name:

NOTARY PUBLIC in and for the State of

                     , residing at

My appointment expires

EXHIBIT A

Legal Description of Refinery

PARCEL “A-1”

GOVERNMENT LOT 1; THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER; THE EAST HALF OF THE NORTHWEST QUARTER; AND THE SOUTHWEST QUARTER OF SECTION 28, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., EXCEPT COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD.

TOGETHER WITH THOSE PORTIONS OF THE FOLLOWING DESCRIBED FIRST CLASS TIDELANDS OF THE ANACORTES HARBOR LYING IN FRONT OF AND ABUTTING SAID GOVERNMENT LOT 1:

TRACT 1 OF PLATE 14, LYING IN SECTION 29, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M.

TRACTS 1 AND 2 OF PLATE 15, LYING IN SECTION 20, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M.

TRACT 1 OF PLATE 15, LYING IN SECTION 28, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M.

TRACT 1 OF PLATE 15, LYING IN SECTION 21, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M.

ALSO TOGETHER WITH SECOND CLASS TIDELANDS, IF ANY, IN FRONT OF AND ABUTTING SAID GOVERNMENT LOT 1.

PARCEL “A-2”

GOVERNMENT LOTS 2 AND 3 OF SECTION 28, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., EXCEPT COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD; ALSO EXCEPT THAT PORTION OF GOVERNMENT LOT 3 CONVEYED TO DAVID J. BOST BY DEED RECORDED AS AUDITOR’S FILE NO. 8607110070.

TOGETHER WITH THE FOLLOWING DESCRIBED FIRST CLASS TIDELANDS OF THE ANACORTES HARBOR LYING IN FRONT OF AND ABUTTING SAID GOVERNMENT LOT 2:

TRACT 2 OF PLATE 15, LYING IN SECTION 28, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M.

EXCEPT THAT PORTION LYING SOUTHERLY OF THOSE TIDELANDS CONVEYED TO THE SHELL OIL COMPANY BY AUDITOR’S FILE NO. 636027.

ALSO TOGETHER WITH SECOND CLASS TIDELANDS, IF ANY, IN FRONT OF AND ABUTTING SAID GOVERNMENT LOT 2; EXCEPT THAT PORTION LYING SOUTHERLY OF THOSE TIDELANDS CONVEYED TO THE SHELL OIL COMPANY BY AUDITOR’S FILE NO. 636027.

PARCEL “A-3”

GOVERNMENT LOTS 4 AND 5 AND THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 28, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., EXCEPT THE COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD.

ALSO EXCEPT THOSE PORTIONS OF GOVERNMENT LOT 4 CONVEYED TO THE FOLLOWING DESCRIBED PARTIES:

A)	DAVID J. BOST BY DEEDS RECORDED AS AUDITOR’S FILE NOS. 8607110070 AND 9304140064;

B)	JOHN R. WATCHER, ET UX, BY DEED RECORDED AS AUDITOR’S FILE NO. 745889;

C)	HAROLD M. YEOMAN, ET UX, BY DEED RECORDED AS AUDITOR’S FILE NO. 616035;

D)	THOMAS A. MCCORMICK, ET UX, BY DEED RECORDED AS AUDITOR’S FILE NO. 563786;

ALSO EXCEPT THAT PORTION OF GOVERNMENT LOT 5 CONVEYED TO ROBERT W. EVANS AND JOANNE B. EVANS, HUSBAND AND WIFE, BY DEED RECORDED AS AUDITOR’S FILE NO. 8211090017;

ALSO EXCEPT THAT PORTION OF GOVERNMENT LOT 5 CONVEYED TO WILLIAM R. KIESSER, ET UX, BY DEED RECORDED AS AUDITOR’S FILE NO. 547521.

PARCEL “B-1”

THAT PORTION OF GOVERNMENT LOT 8 OF SECTION 32, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., LYING EASTERLY OF THAT CERTAIN TRACT OF LAND CONVEYED TO THE TEXAS COMPANY BY DEED RECORDED AS AUDITOR’S FILE NO. 556825.

PARCEL “B-2”

THE NORTH HALF OF GOVERNMENT LOT 7 OF SECTION 32, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., LYING EASTERLY OF THE COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD; EXCEPT THAT PORTION THEREOF CONVEYED TO THE TEXAS COMPANY BY DEED RECORDED AS AUDITOR’S FILE NO. 556825; ALSO EXCEPT ANY PORTION THEREOF LYING SOUTH OF THE SOUTH LINE OF THE VACATED PLAT OF “BURDON’S FIRST ADDITION TO ANACORTES WASHINGTON,” AS PER PLAT RECORDED IN VOLUME 3 OF PLATS, PAGE 22.

TOGETHER WITH THOSE RIGHTS TO A 50-FOOT WIDE STRIP OF LAND IN GOVERNMENT LOTS 6 AND 7 OF SECTION 32 AND IN THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 33, ALL IN TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., AS CONVEYED TO SHELL OIL COMPANY BY THE GREAT NORTHERN RAILWAY COMPANY BY DEED RECORDED AS AUDITOR’S FILE NO. 568629.

PARCEL “C-1”

THOSE PORTIONS OF GOVERNMENT LOTS 2, 3, AND 4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., LYING EASTERLY OF THE COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD, EXCEPT THE TWO FOLLOWING DESCRIBED PORTIONS THEREOF:

1)	THAT PORTION OF GOVERNMENT LOTS 3 AND 4 CONVEYED TO THE TEXAS COMPANY BY AUDITOR’S FILE NO. 556825;

2)	THAT PORTION OF GOVERNMENT LOT 2 LYING WESTERLY AND NORTHERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT SOUTH 17º 21' EAST 300 FEET FROM THE SOUTHWEST CORNER OF THE PLAT OF “MARCH’S POINT TRACTS,” ACCORDING TO THE RECORDED PLAT THEREOF IN THE OFFICE OF THE AUDITOR OF SKAGIT COUNTY, WASHINGTON, IN VOLUME 5 OF PLATS, PAGE 25, SAID POINT BEING IN GOVERNMENT LOT 1 OF SAID SECTION 29; THENCE SOUTH 11º 23' 45" WEST 365.67 FEET TO A POINT ON THE NORTHERLY LINE OF THAT CERTAIN TRACT CONVEYED TO R.C. CANNON AND VERA V. CANNON, HUSBAND AND WIFE, BY DEED DATED JULY 23, 1951, AND RECORDED AUGUST 1, 1951, UNDER AUDITOR’S FILE NO. 463956, RECORDS OF SAID COUNTY; THENCE NORTH 77º 23' WEST ALONG THE NORTH LINE OF SAID CANNON TRACT TO THE EASTERLY RIGHT-OF-WAY LINE OF THE COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD, THE TERMINUS OF THIS LINE DESCRIPTION.

PARCEL “C-2”

THAT PORTION OF GOVERNMENT LOT 1 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., LYING EASTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGIN AT THE SOUTHEAST CORNER OF GOVERNMENT LOT 2 OF SAID SECTION 29; THENCE NORTH 1º 55' 40" EAST ALONG THE EAST LINE OF SAID SUBDIVISION, A DISTANCE OF 527.54 FEET; THENCE NORTH 17º 20' WEST TO A POINT ON THE MEANDER LINE ALONG THE NORTHWESTERLY LINE OF SAID SUBDIVISION, THE TERMINUS OF THIS LINE DESCRIPTION;

EXCEPT THAT PORTION THEREOF LYING WITHIN THE COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD.

ALSO TOGETHER WITH THAT PORTION OF SAID GOVERNMENT LOT 1 LYING WESTERLY OF THE ABOVE DESCRIBED LINE AND WITHIN THOSE PREMISES CONVEYED TO SHELL OIL COMPANY BY DEED RECORDED IN VOLUME 260 OF DEEDS, PAGE 271 UNDER AUDITOR’S FILE NUMBER 496851.

TOGETHER WITH THOSE PORTIONS OF THE FOLLOWING DESCRIBED FIRST CLASS TIDELANDS OF THE ANACORTES HARBOR LYING IN FRONT OF AND ABUTTING SAID PREMISES:

TRACT 1 OF PLATE 14, LYING IN SECTION 29, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M.

TRACTS 1 AND 2 OF PLATE 15, LYING IN SECTION 20, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M.,

ALSO TOGETHER WITH SECOND CLASS TIDELANDS, IF ANY, IN FRONT OF AND ABUTTING SAID PREMISES.

PARCEL “C-3”

THAT PORTION OF GOVERNMENT LOT 1 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., DESCRIBED AS FOLLOWS:

BEGIN AT A POINT ON THE EAST LINE OF GOVERNMENT LOT 2 WHICH IS 522.5 FEET NORTH OF THE SOUTHEAST CORNER OF SAID GOVERNMENT LOT 2; THENCE NORTH 17º 21' WEST 1697.8 FEET, MORE OR LESS, TO THE MEANDER LINE ALONG THE NORTHWESTERLY LINE OF SAID GOVERNMENT LOT 1, SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE SOUTH 17º 21' EAST TO A POINT WHICH IS 200 FEET SOUTHEASTERLY OF THE SOUTHEASTERLY LINE OF THE COUNTY ROAD RIGHT-OF-

WAY KNOWN AS THE MARCH’S POINT ROAD; THENCE SOUTHWESTERLY PARALLEL WITH THE SOUTHEASTERLY LINE OF THE MARCH’S POINT ROAD, A DISTANCE OF 100 FEET; THENCE NORTH 17º 21' WEST TO THE MEANDER LINE; THENCE NORTHEASTERLY ALONG THE MEANDER LINE TO THE TRUE POINT OF BEGINNING; EXCEPT THE FOLLOWING DESCRIBED PORTION THEREOF:

COMMENCING AT A POINT WHICH BEARS SOUTH 17º 21' EAST A DISTANCE OF 300 FEET FROM THE SOUTHWEST CORNER OF THE PLAT OF “MARCH’S POINT TRACTS” (PLATTED SOUTH 17º 20' EAST), ACCORDING TO THE RECORDED PLAT THEREOF IN VOLUME 5 OF PLATS, PAGE 25, RECORDS OF SKAGIT COUNTY, WASHINGTON, ALSO BEING THE MOST NORTHERLY CORNER OF THAT CERTAIN TRACT OF LAND CONVEYED TO SHELL OIL COMPANY BY WARRANTY DEED RECORDED IN VOLUME 260 OF DEEDS, PAGE 271, UNDER AUDITOR’S FILE NO. 496851, RECORDS OF SAID COUNTY; THENCE NORTH 17º 21' WEST A DISTANCE OF 667.48 FEET TO THE INTERSECTION WITH THE SOUTH MARGIN OF THE COUNTY ROAD AND SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE SOUTH 17º 21' EAST A DISTANCE OF 200 FEET; THENCE SOUTH 36º 55' WEST, PARALLEL WITH THE SOUTH ROAD MARGIN OF SAID COUNTY ROAD A DISTANCE OF 100 FEET; THENCE NORTH 17º 21' WEST A DISTANCE OF 200 FEET TO THE INTERSECTION WITH THE SOUTH MARGIN OF THE COUNTY ROAD; THENCE NORTH 36º 55' EAST, ALONG THE SAID MARGIN, A DISTANCE OF 100 FEET TO THE TRUE POINT OF BEGINNING.

ALSO EXCEPT THAT PORTION THEREOF LYING WITHIN THE COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD.

TOGETHER WITH THOSE PORTIONS OF THE FOLLOWING DESCRIBED FIRST CLASS TIDELANDS OF THE ANACORTES HARBOR LYING BETWEEN THE EASTERLY AND WESTERLY LINES OF SAID PREMISES EXTENDED NORTHERLY:

TRACT 1 OF PLAT 14, LYING IN SECTION 29, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M.

TRACTS 1 AND 2 OF PLATE 15, LYING IN SECTION 20, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M.

ALSO TOGETHER WITH SECOND CLASS TIDELANDS, IF ANY, BETWEEN THE EASTERLY AND WESTERLY LINES OF SAID PREMISES EXTENDED NORTHERLY, EXCEPT ANY PORTION THEREOF LYING BELOW THE LINE OF MEAN LOW TIDE.

PARCEL “C-4”

THAT PORTION OF GOVERNMENT LOTS 1 AND 2 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT SOUTH 17° 21' EAST A DISTANCE OF 300 FEET FROM THE SOUTHWEST CORNER OF THE PLAT OF “MARCH’S POINT TRACTS” (PLATTED SOUTH 17° 20' EAST), ACCORDING TO THE RECORDED PLAT THEREOF IN VOLUME 5 OF PLATS, PAGE 25, RECORDS OF SKAGIT COUNTY, WASHINGTON, ALSO BEING THE MOST NORTHERLY CORNER OF THAT CERTAIN TRACT OF LAND CONVEYED TO THE SHELL OIL COMPANY, BY WARRANTY DEED, RECORDED IN VOLUME 260 OF DEEDS, PAGE 271, UNDER AUDITOR’S FILE NO. 496851, RECORDS OF SAID COUNTY; THENCE SOUTH 11° 25' 30" WEST (DEED SOUTH 11° 23' 45" WEST) ALONG THE WESTERLY LINE OF SAID SHELL TRACT A DISTANCE OF 122.25 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 57° 30' 45" WEST TO THE INTERSECTION WITH THE EASTERLY MARGIN OF THE COUNTY ROAD; THENCE SOUTHERLY ALONG THE SAID ROAD MARGIN A DISTANCE OF 440.27 FEET TO THE NORTHWEST CORNER OF THAT CERTAIN TRACT CONVEYED TO SHELL OIL COMPANY BY STATUTORY WARRANTY DEED RECORDED UNDER AUDITOR’S FILE NO. 605021, RECORDS OF SAID COUNTY; THENCE SOUTH 77° 23' 00" EAST ALONG THE NORTH LINE OF SAID TRACT A DISTANCE OF 353.69 FEET TO THE MOST NORTHERLY CORNER OF THAT CERTAIN TRACT CONVEYED TO SHELL OIL COMPANY BY STATUTORY WARRANTY DEED RECORDED UNDER AUDITOR’S FILE NO. 496862, RECORDS OF SAID COUNTY; THENCE SOUTH 77° 20' 12" EAST ALONG THE NORTH LINE OF SAID TRACT A DISTANCE OF 256.11 FEET TO THE INTERSECTION WITH THE WEST LINE OF THAT CERTAIN TRACT CONVEYED UNDER AUDITOR’S FILE NO. 496851; THENCE NORTH 11° 25' 30" EAST ALONG SAID WEST LINE A DISTANCE OF 242.69 FEET TO THE TRUE POINT OF BEGINNING.

TOGETHER WITH FIRST CLASS TIDELANDS LYING WITHIN TRACT NO. 1, PLATE NO. 15, ANACORTES HARBOR, IN SECTION 20, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., LYING NORTHERLY OF THE FOLLOWING LINE:

COMMENCING AT THE SOUTHEAST CORNER OF GOVERNMENT LOT 2, SAID SECTION 29; THENCE NORTH ALONG THE EAST LINE OF SAID LOT 2 A DISTANCE OF 522.5 FEET; THENCE NORTH 17° 21' WEST 1697.8 FEET, MORE OR LESS TO THE NORTH MEANDER LINE OF GOVERNMENT LOT 1; THENCE SOUTHWESTERLY ALONG THE MEANDER LINE IN FRONT OF GOVERNMENT LOT 1 A DISTANCE OF 509.0 FEET; THENCE CONTINUING ALONG SAID MEANER LINE SOUTH 35° 48' 30" WEST 70 FEET TO THE TRUE POINT OF BEGINNING OF THIS LINE DESCRIPTION; THENCE AT RIGHT ANGLES NORTH 54° 11' 30" WEST TO THE WESTERLY LINE OF SAID TRACT NO. 1, PLATE NO. 14; AND WESTERLY OF THAT CERTAIN PARCEL CONVEYED TO SHELL OIL COMPANY, A DELAWARE CORPORATION BY WARRANTY DEED DATED NOVEMBER 8, 1963, RECORDED NOVEMBER 12, 1963, UNDER AUDITOR’S FILE NO. 643083.

PARCEL “D”

GOVERNMENT LOTS 1, 2, AND 3 OF SECTION 21, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., EXCEPT THE COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD.

TOGETHER WITH THE FOLLOWING DESCRIBED FIRST CLASS TIDELANDS OF THE ANACORTES HARBOR, LYING IN FRONT OF AND ABUTTING SAID PREMISES:

TRACTS 1, 2, AND 3 OF PLATE 15, LYING IN SECTION 21, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M.

ALSO TOGETHER WITH SECOND CLASS TIDELANDS, IF ANY, IN FRONT OF AND ABUTTING SAID PREMISES.

PARCEL “E-1”

THE NORTH HALF OF THE NORTHWEST QUARTER AND THE NORTH HALF OF THE SOUTH HALF OF THE NORTHWEST QUARTER OF SECTION 33, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., EXCEPT THAT PORTION THEREOF, IF ANY, LYING WITHIN THE COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE NORTH TEXAS COUNTY ROAD.

PARCEL “E-2”

THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER AND THE NORTH HALF OF THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 33, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., EXCEPT THAT PORTION OF SAID NORTH HALF OF THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER LYING SOUTHERLY OF THE NORTH LINE OF THE COUNTY ROAD KNOWN AS THE NORTH TEXAS COUNTY ROAD AND ALSO EXCEPT THAT PORTION OF SAID NORTH HALF LYING EASTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT ON THE NORTHERLY LINE OF THE NORTH TEXAS ROAD (ALSO KNOWN AS THE COUNTY ROAD NO. 591), WHICH POINT IS DISTANT 15.68 FEET NORTH AND 194.49 FEET EAST OF THE SOUTHWEST CORNER OF SAID SUBDIVISION (THE WESTERLY LINE OF SAID SUBDIVISION BEARS NORTH 1° 12' 30" EAST); THENCE NORTH 1° 34' EAST A DISTANCE OF 639.7 FEET TO A POINT ON THE NORTH LINE OF SAID SUBDIVISION, THE TERMINUS OF THIS LINE DESCRIPTION.

PARCEL “E-3”

THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 33, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., EXCEPT THAT PORTION THEREOF LYING EASTERLY AND SOUTHERLY OF THE FOLLOWING DESCRIBED LINE:

BEGIN AT THE SOUTHEAST CORNER OF THAT CERTAIN TRACT OF LAND CONVEYED TO THE SHELL OIL COMPANY BY DEED RECORDED JUNE 20, 1994, AS AUDITOR’S FILE NO. 9406200099, SAID POINT BEING ON THE SOUTH LINE OF THE SUBDIVISION; THENCE NORTH 00° 42' 12" EAST, A DISTANCE OF 150.18 FEET TO THE NORTHEAST CORNER OF SAID SHELL TRACT; THENCE SOUTH 89° 18' 40" EAST ALONG THE NORTH LINE OF THOSE TRACTS CONVEYED TO DENZIL E. STAM, ET AL, BY DEEDS RECORDED AS AUDITOR’S FILE NOS.724698 AND 9406200100, TO THE MEANDER LINE ALONG THE EAST LINE OF GOVERNMENT LOT 1 OF SECTION 34, TOWNSHIP 34 NORTH, RANGE 2 EAST W.M., THE TERMINUS OF THIS LINE DESCRIPTION; ALSO EXCEPT THE COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD; ALSO EXCEPT THAT CERTAIN NORTHEASTERLY PORTION THEREOF AS CONVEYED TO WILLIAM R. KIESSER, ET UX, BY DEED RECORDED AS AUDITOR’S FILE NO. 547521.

PARCEL “E-4”

THE NORTH HALF OF THE SOUTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 33, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., EXCEPT THAT PORTION THEREOF LYING SOUTHERLY OF THE NORTH LINE OF THE COUNTY ROAD KNOWN AS THE NORTH TEXAS COUNTY ROAD; ALSO EXCEPT THAT WESTERLY PORTION THEREOF LYING WITHIN THE COUNTY ROAD KNOWN AS THE BETTERTON EXTENSION ROAD.

PARCEL “F-1”

GOVERNMENT LOT 1 OF SECTION 34, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., EXCEPT THOSE SOUTHERLY PORTIONS THEREOF LYING WITHIN THOSE CERTAIN TRACTS CONVEYED TO DENZIL E. STAM, ET AL, BY AUDITOR’S FILE NOS. 724698 AND 9406200100; ALSO EXCEPT THE COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD; ALSO EXCEPT THAT PORTION THEREOF CONVEYED TO WILLIAM R. KIESSER, ET UX, BY DEED RECORDED AS AUDITOR’S FILE NO. 547521.

PARCEL “F-2”

THE NORTH 5 ACRES OF GOVERNMENT LOT 2 OF SECTION 34, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., EXCEPT THE AS BUILT AND EXISTING MARCH’S POINT COUNTY ROAD RUNNING THROUGH SAID 5 ACRES, AND ALSO EXCEPT THAT PORTION OF THE NORTH 16 FEET THEREOF LYING WEST OF THE MARCH’S POINT ROAD BEING RESERVED FOR ROAD PURPOSES BY DEED RECORDED OCTOBER 21, 1903, UNDER AUDITOR’S FILE NO. 43838, IN VOLUME 52 OF DEEDS, PAGE 599, RECORDS OF SKAGIT COUNTY, WASHINGTON.

PARCEL “G”

GOVERNMENT LOT 1 OF SECTION 27, TOWNSHIP 35 NORTH, RANGE 2 EAST W.M., EXCEPT THE COUNTY ROAD RIGHT-OF-WAY KNOWN AS THE MARCH’S POINT ROAD; ALSO EXCEPT THAT PORTION THEREOF CONVEYED TO WILLIAM R. KIESSER, ET UX, BY DEED RECORDED AS AUDITOR’S FILE NO. 547521.

EXHIBIT B

LEGAL DESCRIPTION

ANACORTES CRUDE STORAGE AREA

A PORTION OF LAND BEING LOCATED WITHIN GOVERNMENT LOTS 1 AND 2, SECTION 21, GOVERNMENT LOT 2 AND THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 28, TOWNSHIP 35 NORTH, RANGE 2 EAST, OF THE WILLAMETTE MERIDIAN, SKAGIT COUNTY, WASHINGTON, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT BEARING NORTH 29° 37' 21" EAST 5215.34 FEET FROM THE SECTION CORNER COMMON TO SECTIONS 28/29/32/33, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., SAID SECTION CORNER BEING MARKED BY A 3  1⁄4 INCH DIAMETER ALUMINUM CAP MARKED DEPT. OF NATURAL RESOURCES, WASHINGTON T35N R2E S28, S29, S32, S33 PLS 31444, 2000;

THENCE NORTH 02°46'07" EAST 614.35 FEET TO A POINT;

THENCE NORTH 06°03'23" WEST 56.08 FEET TO A POINT;

THENCE NORTH 02°30'04" EAST 401.03 FEET TO A POINT;

THENCE NORTH 08°19'57" WEST 107.72 FEET TO A POINT ON THE SOUTHERLY RIGHT OF WAY OF MARCH’S POINT ROAD;

THENCE ALONG SAID SOUTHERLY RIGHT OF WAY, NORTH 78°06'59" EAST 157.95 FEET TO A POINT;

THENCE NORTH 79°10'59" EAST 219.07 FEET TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 708.56 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 10°55'00", (THE CHORD BEING NORTH 84°38'29" EAST 134.80 FEET) HAVING AN ARC LENGTH OF 135.00 FEET TO A POINT OF COMPOUND CURVATURE;

THENCE ALONG THE ARC OF A 146.02 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 48°12'30", (THE CHORD BEING SOUTH 65°47'46" EAST 119.26 FEET) HAVING AN ARC LENGTH OF 122.86 FEET TO A POINT OF COMPOUND CURVATURE;

THENCE ALONG THE ARC OF A 197.27 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 36°05'00", (THE CHORD BEING SOUTH 23°39'01" EAST 122.19 FEET) HAVING AN ARC LENGTH OF 124.24 FEET TO A POINT OF TANGENCY, AND BY DIRECTIONAL CHANGE, SAID SOUTHERLY RIGHT OF WAY BECOMING THE WESTERLY RIGHT OF WAY OF SAID MARCH’S POINT ROAD;

THENCE SOUTH 05°36'31" EAST 121.02 FEET TO A POINT;

THENCE SOUTH 02°43'01" EAST 311.35 FEET TO A POINT TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 1121.28 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 06°40'00", (THE CHORD BEING SOUTH 00°36'59" WEST 130.39 FEET) HAVING AN ARC LENGTH OF 130.47 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 03°56'59" WEST 146.56 FEET TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 741.78 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 13°22'00", (THE CHORD BEING SOUTH 02°44'01" EAST 172.66 FEET) HAVING AN ARC LENGTH OF 173.05 FEET TO A POINT OF COMPOUND CURVATURE;

THENCE ALONG THE ARC OF A 849.91 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 12°11'16", (THE CHORD BEING SOUTH 15°30'39" EAST 180.45 FEET) HAVING AN ARC LENGTH OF 180.79 FEET TO A POINT OF COMPOUND CURVATURE;

THENCE ALONG THE ARC OF A 984.93 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 00°20'37", (THE CHORD BEING SOUTH 18°46'48" EAST 5.91 FEET) HAVING AN ARC LENGTH OF 5.91 FEET TO A POINT OF NON TANGENCY, AND POINT OF INTERSECTION WITH THE WESTERLY STRIP OF A 60.00 FOOT RIGHT OF WAY GRANTED PER RIGHT OF WAY DEED RECORDED SEPTEMBER 1, 1966, IN VOLUME 357, PAGE 775, SKAGIT COUNTY DEED RECORDS;

THENCE LEAVING SAID WESTERLY 50.00 FOOT RIGHT OF WAY, AND CONTINUING ALONG SAID 60.00 FOOT RIGHT OF WAY, SOUTH 18°57'06" EAST 52.10 FEET TO A POINT;

THENCE LEAVING SAID 60.00 FOOT RIGHT OF WAY, SOUTH 53°05'29" WEST 68.06 FEET TO A POINT;

THENCE SOUTH 67°00'09" WEST 38.38 FEET TO A POINT;

THENCE SOUTH 77°52'56" WEST 32.60 FEET TO A POINT;

THENCE NORTH 12°07'04" WEST 18.25 FEET TO A POINT;

THENCE NORTH 87°27'24" WEST 631.02 FEET TO A POINT TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 23.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 90°13'31", (THE CHORD BEING NORTH 42°20'39" WEST 32.59 FEET) HAVING AN ARC LENGTH OF 36.22 FEET TO A POINT OF TANGENCY AND THE POINT OF BEGINNING;

THIS DESCRIPTION CONTAINS 20.014 ACRES, MORE OR LESS.

HEREIN DESCRIBED BEARINGS ARE BASED UPON THE WASHINGTON COORDINATE SYSTEM, NORTH ZONE (NAD83) 2011.

EXHIBIT C

RIGHT OF FIRST REFUSAL,

OPTION AGREEMENT

AND

AGREEMENT OF PURCHASE AND SALE

THIS RIGHT OF FIRST REFUSAL, OPTION AGREEMENT AND AGREEMENT OF PURCHASE AND SALE (“Agreement”) is made and entered into this             day of             , 2014, by and between TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company (“TLO”), and TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company (“TRMC”).

BACKGROUND

A. TLO and TRMC entered into that certain Ground Lease dated July 1, 2014 (the “Ground Lease”) for certain premises located in Skagit County, Washington (the “Marine Crude Storage Facility”). Pursuant to the terms of the Ground Lease, TLO has an option to purchase the Marine Crude Storage Facility from TRMC. The legal description of the Marine Crude Storage Facility is set forth on Exhibit A attached hereto.

B. TLO validly exercised its option to purchase, and concurrent herewith, TRMC is conveying the Marine Crude Storage Facility to TLO. Pursuant to the terms of the Ground Lease (which shall terminate upon the closing of the sale transaction), the parties are to enter into a Right of First Refusal and Option Agreement setting forth the terms upon which TRMC has a right to repurchase the Marine Crude Storage Facility from TLO, in the event that (i) TLO elects to market the Marine Crude Storage Facility and thereafter receives a bona fide offer from a third party to purchase the Marine Crude Storage Facility, or (ii) TLO fails to maintain the Marine Crude Storage Facility in a condition capable of performing in accordance with the terms of that certain Anacortes Storage Services Agreement between TRMC and TLO dated as of the date hereof (as the same may be amended, modified and/or extended).

C. The parties desire to set forth the terms pertaining to the right of first refusal and the option to repurchase, and to provide for a memorandum of agreement to be recorded in the real property records of Skagit County, Washington, giving notice of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual terms, conditions, covenants and promises set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TLO and TRMC hereby agree as follows:

1.	Right of First Refusal.

(a)	Grant of Right of First Refusal. TLO hereby grants to TRMC, and TRMC hereby accepts from TLO, a right of first refusal to purchase the Marine Crude Storage Facility from TLO on the following terms and conditions (the “Right of First Refusal”).

(b)	Term of Right of First Refusal; Notification of Third-Party Offer. If TLO elects to sell the Marine Crude Storage Facility during any period of time that the Storage Services Agreement is in effect, and TLO receives a bona fide offer from a third party that it considers acceptable (the “Purchase Offer”), then TLO shall provide written notice to TRMC of the Purchase Offer, which notice shall include a copy of the Purchase Offer.

(c)	Exercise of Right of First Refusal. TRMC shall have thirty (30) days following receipt of such notice from TLO in which to give written notice to TLO that TRMC is exercising its Right of First Refusal, agreeing to purchase the Marine Crude Storage Facility on the same terms and conditions as are contained in the Purchase Offer (the “Exercise Notice”). The Exercise Notice from TRMC must be postmarked within the 30-day period and sent by certified mail, return receipt requested, or personally delivered (by overnight courier or otherwise) to TLO before 5:00 p.m. Pacific Time on the final day of the 30-day period. The failure of TRMC to exercise its Right of First Refusal by the time and in the manner set forth above shall be deemed to be a termination of this Agreement by TRMC, and TLO shall be free to accept the Purchase Offer.

(d)	Continuing Nature of Right of First Refusal. TRMC’s Right of First Refusal to purchase the Marine Crude Storage Facility shall be continuous during the term set forth above. Therefore, if the transaction of which TRMC was previously given notice, and with respect to which TRMC declined to exercise its Right of First Refusal, fails to close, then TLO shall be obligated to provide the notice required by Section 1(b) above with respect to each subsequent Purchase Offer received.

(e)	Effect of Exercise of Right of First Refusal. Subject only to the provisions regarding inspection and the examination and acceptance of title to the Marine Crude Storage Facility set forth in Sections 4 and 5 below, TRMC’s Exercise Notice shall be deemed to be an irrevocable election to purchase the Marine Crude Storage Facility on the terms set forth in the Purchase Offer.

2.	Option to Repurchase.

(a)	Grant of Option. TLO hereby grants to TRMC, and TRMC hereby accepts from TLO, the right to acquire the Marine Crude Storage Facility on the terms and conditions set forth herein (the “Option to Repurchase”).

(b)	Term of Option. TRMC’s right to exercise the Option to Repurchase the Marine Crude Storage Facility as set forth in this Agreement is granted for so long as the Storage Services Agreement remains in effect.

(c)	Exercise of Option Rights. In the event that TLO fails to maintain the Marine Crude Storage Facility in a condition capable of performing in accordance with the provisions of the Storage Services Agreement, and TLO thereafter fails to cure such default within the time period provided by the terms of the Storage Services Agreement after written notice specifying the nature of the default is provided by TRMC to TLO, then for so long as TLO remains in default in its capability to perform under the terms of the Storage Services Agreement (a “Default Period”), TRMC may elect, by written notice to TLO that TRMC has elected to exercise the Option to Repurchase the Marine Crude Storage Facility (the “Option Exercise Notice”). The Option Exercise Notice from TRMC must be sent by certified mail, return receipt requested, or personally delivered (by overnight courier or otherwise) to TLO during a Default Period. TRMC’s failure to exercise the Option to Repurchase during any particular Default Period shall not be a waiver of the Option to Repurchase at any later time that a Default Period exists.

(d)	Effect of Exercise. Subject only to the provisions regarding examination and acceptance of title to the Marine Crude Storage Facility set forth in Sections 4 and 5 below, TRMC’s notification to TLO that TRMC is exercising its Option shall be deemed to be an irrevocable election to purchase the Marine Crude Storage Facility pursuant to the terms of this Agreement. The date on which TRMC exercises the Option to Repurchase is the “Repurchase Exercise Date.”

(e)	Determination of Purchase Price Following Exercise of Option. If TRMC exercises its Option to Repurchase, the purchase price for the Marine Crude Storage Facility (the “Repurchase Price”) shall be determined as follows:

(1)	TRMC and TLO shall each have the Marine Crude Storage Facility appraised to determine its fair market value as of the Repurchase Exercise Date by an MAI certified commercial real estate appraiser conducting business in the Anacortes/Skagit County industrial market and having not less than ten (10) years active experience as an MAI certified commercial real estate appraiser. On or before the date that is sixty (60) days after the Repurchase Exercise Date, TRMC and TLO shall each provide the other with a copy of the appraisal report received from their appraiser, and shall, within fifteen (15) days after the expiration of the 60-day period, attempt to agree on the Repurchase Price for the Premises. If the parties agree on a Repurchase Price (to be paid all cash at closing), then TRMC and TLO shall proceed to close the transaction for the transfer of the Marine Crude Storage Facility as hereinafter provided, subject only to the satisfaction of the inspection contingency set forth in Section 4 below, and the contingency regarding title set forth in Section 5 below.

(2)	If the parties cannot agree on the Repurchase Price, then each party shall so notify their appraiser and jointly the appraisers shall, within fifteen days after the date of such notification, appoint a third appraiser who meets the qualifications set forth above to act as arbitrator (the “Arbitrator”). The Arbitrator shall, within fifteen (15) days after his or her appointment, select as the Repurchase Price either the fair market value of the Premises set forth in TRMC’s appraisal or the fair market value set forth in TLO’s appraisal. The Arbitrator shall have no authority to average the appraised values, or to designate a Repurchase Price other than the fair market value specified in either TRMC’s appraisal or TLO’s appraisal.

Both parties may submit any information to the Arbitrator for his or her consideration, with copies to the other party. The Arbitrator may consult experts and competent authorities for factual information or evidence pertaining to the determination of the Repurchase Price. The Arbitrator shall render his or her decision by written notice to each party. The determination of the Repurchase Price by the Arbitrator will be final and binding upon TRMC and TLO, and TRMC and TLO shall proceed to close the transaction for the transfer of the Marine Crude Storage Facility as hereinafter provided, subject only to the satisfaction of the inspection contingency set forth in Section 4 below, and the contingency regarding title set forth in Section 5 below. Each party shall pay the costs of its appraiser, and the party whose appraised value is not selected as the Repurchase Price shall pay the costs of the Arbitrator.

3.	Effective Date of Agreement.

(a)	Following Exercise of Right of First Refusal. If TRMC exercises its Right of First Refusal, the “Effective Date” of this Agreement shall be the date on which TLO receives an Exercise Notice.

(b)	Following Exercise of Option. In the case of TRMC’s exercise of its Option to Repurchase, the “Effective Date” shall be the date on which (a) the parties agree on the Repurchase Price in accordance with the terms of Section 2(e)(1) above, or (b) the Repurchase Price is determined by the Arbitrator as set forth in Section 2(e)(2) above.

Unless terminated in connection with the inspection contingency or as a result of the status of title, closing of the sale of the Marine Crude Storage Facility pursuant to the exercise by TRMC of either the Right of First Refusal or the Option to Repurchase shall occur within ninety (90) days following the Effective Date (the “Closing Date”).

4.

Inspection Contingency. On or before the date that is thirty (30) days after the Effective Date, TRMC shall deliver to TLO written notice of (a) TRMC’s satisfaction or waiver, in TRMC’s sole discretion, with respect to the results of the inspection contingency stated in this Section 4, or (b) the failure of this condition. If TRMC fails to timely deliver such notice to TLO, then this condition shall be deemed not satisfied, and TRMC shall be under no obligation to proceed with the repurchase of the Marine Crude Storage Facility. If TRMC’s inspection contingency followed the exercise of the Right of First Refusal, then following TLO’s receipt of notice of the failure of this inspection contingency by TRMC (or TRMC’s failure to timely deliver the required notice to TLO), TLO shall be free to sell the Marine Crude Storage Facility to the third party submitting the Purchase Offer on the Purchase Terms, and TRMC’s Right of First Refusal, and TLO’s obligation under this Agreement, shall be null and void and without further force or effect. If TLO fails to enter into a Purchase and Sale Agreement with the third party submitting the Purchase Offer on the Purchase Terms, or thereafter the transaction fails to close, then TRMC’s Right of First Refusal shall continue in accordance with the terms of this Agreement for so long as TLO owns the Marine Crude Storage Facility. If TRMC timely notifies TLO of the satisfaction of this condition, then TRMC shall deposit into escrow, with First American Title Insurance Company or such other title insurance company as is satisfactory to the parties (the “Title Company”), an amount equal to two percent (2%) of the Repurchase Price, and the parties shall proceed to close the repurchase transaction within sixty (60) days thereafter.

(a)	TLO shall make available for inspection by TRMC and its agents as soon as possible, but no later than ten (10) days after the Effective Date, all documents in the possession of TLO or its agents relating to the ownership and operation of the Marine Crude Storage Facility, including without limitation; (i) statements for real estate taxes, assessments, and utilities; (ii) plans, specifications, permits, drawings, surveys, reports, and maintenance records; (iii) accounting records and audit reports; (iv) all current operating agreements and contracts affecting the Marine Crude Storage Facility with third parties, and (v) any environmental reports, or portions thereof, relating to the Marine Crude Storage Facility.

(b)

TLO shall permit TRMC and its agents, at TRMC’s sole expense and risk, to conduct inspections concerning the structural condition of the improvements, all mechanical, electrical and plumbing systems, hazardous materials (which may include Phase II environmental site assessments if deemed advisable by TRMC) or other matters affecting the Marine Crude Storage Facility. TRMC shall provide TLO with sufficient evidence that TRMC’s agents are adequately covered by policies of insurance issued by a carrier reasonably acceptable to TLO, insuring TRMC’s agents against any and all liens or liability arising out of the inspections conducted upon the Marine Crude Storage Facility by TRMC or its agents, including, without limitation, any loss or damage to the Marine Crude Storage Facility, with coverage in the amount of not less than $500,000 per occurrence. With respect to any Phase I or Phase II environmental site assessments, TRMC agrees to (i) provide TLO with a copy of any and all test results and written reports in draft form for review and approval by TLO before final publication of the same occurs; (ii) provide TLO with a copy of the final written report; and (iii) keep confidential any and all test results and written reports. TRMC agrees to indemnify and defend TLO from all liens, claims, liabilities, losses, damages, costs and expenses, including attorneys’ and experts’

fees, arising from or relating to TRMC’s inspection of the Marine Crude Storage Facility in connection with the exercise of its Right of First Refusal or Option to Repurchase. This agreement to indemnify and defend TLO shall survive the closing of the purchase and sale transaction.

5.	Preliminary Commitment for Title Insurance; Status of Title.

(a)	Within five (5) days after the Effective Date, TLO shall deliver to TRMC a preliminary commitment for title insurance covering the Marine Crude Storage Facility, together with legible copies of all exceptions shown therein, showing TLO’s title to the Marine Crude Storage Facility to be good, marketable and insurable (the “Preliminary Commitment”), which Preliminary Commitment shall be issued by the Title Company.

(b)	Within ten (10) days of its receipt of the Preliminary Commitment, TRMC shall notify TLO in writing of any exceptions to title that are wholly or conditionally unacceptable to TRMC. The notice shall set forth in reasonable detail the reasons for any disapproval and, if appropriate, the conditions that must be met to make conditionally unacceptable exceptions fully acceptable to TRMC. TRMC may, however, object only to exceptions that are either monetary encumbrances or that are conditions, covenants, easements or restrictions inconsistent with TRMC’s intended use of the Marine Crude Storage Facility.

(c)	Within five (5) days following the date of receipt of TRMC’s notice of disapproved exceptions described in Section 5(b) above, TLO shall advise TRMC in writing of the exceptions it will clear prior to the Closing Date, which exceptions shall include all monetary exceptions to title (unless arising through or created by TRMC). Thereafter, TRMC shall have ten (10) days within which to make an election to accept TLO’s title or to terminate and cancel this Agreement (but such termination and cancellation shall only apply to the Right of First Refusal or the Option to Repurchase with respect to which the Preliminary Commitment was obtained, and otherwise this Agreement shall remain in effect with respect to any other event giving rise to TRMC’s ability to exercise its rights hereunder), which election shall be made in writing to TLO with the 10-day period. TRMC’s acceptance of title, or TRMC’s failure to provide TLO with such written election within the 10-day period, shall be deemed an irrevocable election by TRMC to accept the status of TLO’s title, and TRMC shall thereafter be irrevocably committed to close the sale of the Marine Crude Storage Facility.

(d)	The date on which such notice regarding the Preliminary Commitment is provided (or the date on which the 10-day period expires), as well as its determination of satisfaction or waiver of the inspection contingency under Section4, shall be referred to as the “Acceptance Date.”

6.	Creation of Escrow.

(a)	Creation of Escrow. Promptly following the Acceptance Date, an escrow (herein referred to as the “Escrow”) shall be created and established with the Title Company or other escrow company chosen by the parties (which Title Company, when acting in its escrow capacity, or other escrow company, shall be herein referred to as the “Escrow Agent”), for the closing of this transaction and for the receipt and delivery of funds, the deed and other documents and instruments to be delivered upon the terms and conditions of this Agreement.

(b)	Escrow Instructions. The parties hereto agree to execute and deliver escrow instructions and such other reasonable documents and instruments as may be required by the Escrow Agent to consummate this transaction pursuant to the terms of this Agreement and to convey the Marine Crude Storage Facility from TLO to TRMC; provided, however, that it is specifically understood and agreed that the escrow instructions so executed and delivered shall not in any way supersede or replace the terms and provisions of this Agreement, but shall be deemed to be supplemental to the terms hereof and a means of carrying out and consummating the transaction contained in this Agreement.

(c)	Deposits into Escrow by TLO. TLO shall deposit in Escrow with the Escrow Agent, on or before the Closing Date, the following documents:

(1)	A Special warranty deed (the “Deed”) covering the Marine Crude Storage Facility, fully-executed by TLO and acknowledged, which Deed shall be in form sufficient for recording and subject only to (A) real estate taxes and local improvement district assessments not then due and payable, and (B) those exceptions in the Preliminary Commitment not removed as provided in Section 5 above, conveying fee title to the Marine Crude Storage Facility (and the improvements located thereon) to TRMC.

(2)	A fully-executed and acknowledged Real Estate Excise Tax Affidavit covering the conveyance of the Marine Crude Storage Facility (and the improvements located thereon) to TRMC by the Deed.

(3)	A commitment from the Title Company to issue an owner’s standard coverage policy of title insurance covering the Marine Crude Storage Facility and insuring the purchaser in an amount equal to the Repurchase Price (determined either in accordance with Section 1(c) or Section 2 above), with no exceptions other than those accepted by TRMC under Section 5 above.

(d)	Deposits into Escrow by TRMC. TRMC will deposit in Escrow with the Escrow Agent, on or before the Closing Date, the Repurchase Price of the Marine Crude Storage Facility, in the form of cash, cashier’s or certified check or wire-transfer of funds.

(e)	Closing Costs.

(1)	At closing, TLO shall pay the following charges and expenses:

(A)	Real estate excise tax in the full amount which is required in order to validly record the Deed;

(B)	An amount equal to the premium, and applicable taxes, for the issuance of Title Company’s standard form owner’s title insurance policy in which TRMC shall be named as owner and pursuant to which the title to the Marine Crude Storage Facility shall be insured in an amount equal to the Repurchase Price and subject to only those exceptions set forth above;

(C)	One-half (1/2) escrow fees, and taxes thereon;

(D)	TLO’s portion of the items to be prorated to the Closing Date as set forth in Section 7 below; and

(E)	All fees and expenses of TLO’s counsel for the transaction.

(2)	At closing, TRMC shall pay the following charges and expenses:

(A)	The cost of the premium for any extended coverage title coverage and any endorsements that TRMC desires to obtain with respect to the policy of title insurance issued at closing;

(B)	Any sales tax due on the transfer of any personal property used in connection with the Marine Crude Storage Facility and sold to TRMC at closing;

(C)	The cost of all inspections, tests or reports incurred in connection with the inspection of the Marine Crude Storage Facility;

(D)	One-half (1/2) escrow fees, and taxes thereon;

(E)	The cost of recording the Deed;

(F)	TRMC’s portion of the items to be prorated to the Closing Date as set forth in Section 7 below; and

(G)	All fees and expenses associated with TRMC’s counsel for the transaction.

(f)	Possession. TRMC shall be entitled to have possession of the Marine Crude Storage Facility on the Closing Date.

7.	Apportionments as of Date of Closing. All utilities, real estate taxes and assessments shall be apportioned to the Closing Date of the calendar year for which assessed. If the Closing Date occurs before the tax rate is fixed, the apportionment of taxes shall be upon the basis of the tax rate for the next preceding year applied to the latest assessed valuation.

8.	Eminent Domain.

(a)	Taking. If, prior to the Closing Date, all or a substantial part of the Marine Crude Storage Facility is taken or threatened with taking by the power of eminent domain, then TRMC may, by written notice to TLO within ten (10) days of the date of notification to TRMC of such taking, or threat thereof, elect to terminate this Agreement. In the event that TRMC so elects, both parties shall be relieved of and released from any further liability hereunder.

(b)	Assignment of Awards. Unless this Agreement is so terminated, it shall remain in full force and effect and if closing occurs, TLO shall assign, transfer and set over to TRMC all of TLO’s right, title and interest in and to any awards that may be made for such taking and there shall be no adjustment in the Repurchase Price. The legal description of the Marine Crude Storage Facility shall be adjusted at closing to delete any of the real property so taken.

(c)	Definition. For the purpose hereof, the words “substantial part” shall mean an amount in excess of ten percent (10%) of the Marine Crude Storage Facility or a taking which impairs the use of the real property for crude storage purposes.

9.	Notices. Any notices required or desired to be given under this Agreement shall be in writing and personally delivered, delivered by reliable overnight courier or given by mail. Any notice or payment given by mail shall be sent, postage prepaid, by certified mail, return receipt requested and addressed to the party to receive the same at the following address or at such other address or addresses as the parties may from time to time direct in writing:

TRMC:	Tesoro Marketing and Refining Company
19100 Ridgewood Parkway
San Antonio, Texas 78259
Attention: Vice President, Logistics

With a copy to:	Tesoro Marketing and Refining Company
19100 Ridgewood Parkway
San Antonio, Texas 78259
Attention: General Counsel

TLO:	Tesoro Logistics Operations, LLC
19100 Ridgewood Parkway
San Antonio, Texas 78259
Attention: Vice President, Logistics

Any notice shall be deemed to have been given if delivered, when delivered, and if mailed, forty-eight (48) hours after deposit at any post office in the United States of America, postage prepaid certified mail with return receipt requested and addressed to the party to receive the same as set forth above.

10.	Assignment. This Agreement may be assigned by TRMC without the prior written approval of TLO to any party succeeding to the ownership of the oil refinery currently operated by TRMC in Anacortes, Washington. In the event of assignment, the assignee shall assume all obligations and obtain all benefits hereunder from and after the date of assignment.

11.	Default.

(a)	Default by TRMC. In the event that TRMC defaults hereunder, TLO shall have all rights and remedies available to it at law or in equity.

(b)	Default by TLO. In the event of a default by TLO hereunder, TRMC shall have as its sole remedy the right to sue for specific performance of this Agreement; provided, however, that if specific performance of this Agreement is not available, then TRMC may sue for the damages suffered by TRMC.

12.	Miscellaneous.

(a)	Entire Agreement. This Agreement constitutes the entire Agreement between the parties and all prior and contemporaneous negotiations, understandings and agreements, whether oral or written, are merged herein and the rights and obligations of the parties shall be as set forth herein.

(b)	Binding Nature. All rights and obligations arising out of this Agreement shall inure to the benefit of and binding upon the respective successors, heirs, assigns, administrators and executors of the parties hereto.

(c)	Washington Law. This Agreement shall be construed, interpreted and enforced pursuant to the laws of the State of Washington.

(d)	Attorney’s Fees. In the event any action or legal proceedings are commenced to enforce any of the terms and conditions hereof, or to terminate this Agreement (whether the same shall proceed to judgment or otherwise), the prevailing party shall receive from the other a reasonable sum as attorneys’ fees together with costs.

(e)	Time. Time is of the essence hereof.

(f)	Captions. The captions and Section headings hereof are inserted for convenience purposes only and shall not be deemed to limit or expand the meaning of any section.

(g)	Invalidity. If any provisions of this Agreement are determined to be invalid, void or illegal, it shall in no way affect, impair or invalidate any of the other provisions hereof.

(h)	Counterparts. This Agreement may be signed in counterparts, any one of which shall be deemed an original.

(i)	Recording of Memorandum. The parties shall record a memorandum of this Agreement, in the form of Exhibit B attached hereto. TRMC shall pay all recording fees due by reason of such recording.

(j)	Good Faith. Both parties shall act reasonably and in good faith in order to consummate this transaction and TLO shall neither sell nor dispose of any of the Marine Crude Storage Facility in violation of the terms of this Agreement, nor cause or suffer the creation of any matter of record, or defect in the title to the Marine Crude Storage Facility, in bad faith, for the purpose of avoiding its obligation to close. Notwithstanding the foregoing, nothing in this Agreement shall restrict or waive TRMC’s right to terminate this Agreement for any reason prior to its exercise of the Right of First Refusal or the Option to Repurchase.

(l)	Authorization. TLO and TRMC each warrants that it has the right and authority to enter into and to perform this Agreement in accordance with its terms. Neither the execution of this Agreement nor its performance by TLO or TRMC will conflict with or result in the breach of any restriction, covenant, agreement or other undertaking whatever.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE.]

IN WITNESS WHEREOF, the parties have executed this Agreement the date and year set forth opposite their respective names.

TLO:

TESORO LOGISTICS OPERATIONS LLC,
a Delaware limited liability company

Date:	By:
Its:

TRMC:

TESORO REFINING & MARKETING COMPANY LLC,
a Delaware limited liability company

Date:	By:
Its:

STATE OF	)
	)	ss.
COUNTY OF	)

I certify that I know or have satisfactory evidence that                     is the person who appeared before me, who signed this instrument as the                     of TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company, and acknowledged it to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument, and on oath stated                     was authorized to execute said instrument.

Dated:                     , 2014

Print Name:

NOTARY PUBLIC in and for the State of

                     , residing at

My appointment expires

STATE OF	)
	)	ss.
COUNTY OF	)

I certify that I know or have satisfactory evidence that                     is the person who appeared before me, who signed this instrument as the                     of TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company, and acknowledged it to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument, and on oath stated                     was authorized to execute said instrument.

Dated:                     , 2014

Print Name:

NOTARY PUBLIC in and for the State of

                     , residing at

My appointment expires

EXHIBIT A

TO

RIGHT OF FIRST REFUSAL,

OPTION AGREEMENT AND AGREEMENT OF PURCHASE AND SALE

Legal Description of the Marine Crude Storage Facility

LEGAL DESCRIPTION

ANACORTES CRUDE STORAGE AREA

A PORTION OF LAND BEING LOCATED WITHIN GOVERNMENT LOTS 1 AND 2, SECTION 21, GOVERNMENT LOT 2 AND THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 28, TOWNSHIP 35 NORTH, RANGE 2 EAST, OF THE WILLAMETTE MERIDIAN, SKAGIT COUNTY, WASHINGTON, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT BEARING NORTH 29° 37' 21" EAST 5215.34 FEET FROM THE SECTION CORNER COMMON TO SECTIONS 28/29/32/33, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., SAID SECTION CORNER BEING MARKED BY A 3  1⁄4 INCH DIAMETER ALUMINUM CAP MARKED DEPT. OF NATURAL RESOURCES, WASHINGTON T35N R2E S28, S29, S32, S33 PLS 31444, 2000;

THENCE NORTH 02°46'07" EAST 614.35 FEET TO A POINT;

THENCE NORTH 06°03'23" WEST 56.08 FEET TO A POINT;

THENCE NORTH 02°30'04" EAST 401.03 FEET TO A POINT;

THENCE NORTH 08°19'57" WEST 107.72 FEET TO A POINT ON THE SOUTHERLY RIGHT OF WAY OF MARCH’S POINT ROAD;

THENCE ALONG SAID SOUTHERLY RIGHT OF WAY, NORTH 78°06'59" EAST 157.95 FEET TO A POINT;

THENCE NORTH 79°10'59" EAST 219.07 FEET TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 708.56 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 10°55'00", (THE CHORD BEING NORTH 84°38'29" EAST 134.80 FEET) HAVING AN ARC LENGTH OF 135.00 FEET TO A POINT OF COMPOUND CURVATURE;

THENCE ALONG THE ARC OF A 146.02 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 48°12'30", (THE CHORD BEING SOUTH 65°47'46" EAST 119.26 FEET) HAVING AN ARC LENGTH OF 122.86 FEET TO A POINT OF COMPOUND CURVATURE;

THENCE ALONG THE ARC OF A 197.27 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 36°05'00", (THE CHORD BEING SOUTH 23°39'01" EAST 122.19 FEET) HAVING AN ARC LENGTH OF 124.24 FEET TO A POINT OF TANGENCY, AND BY DIRECTIONAL CHANGE, SAID SOUTHERLY RIGHT OF WAY BECOMING THE WESTERLY RIGHT OF WAY OF SAID MARCH’S POINT ROAD;

THENCE SOUTH 05°36'31" EAST 121.02 FEET TO A POINT;

THENCE SOUTH 02°43'01" EAST 311.35 FEET TO A POINT TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 1121.28 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 06°40'00", (THE CHORD BEING SOUTH 00°36'59" WEST 130.39 FEET) HAVING AN ARC LENGTH OF 130.47 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 03°56'59" WEST 146.56 FEET TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 741.78 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 13°22'00", (THE CHORD BEING SOUTH 02°44'01" EAST 172.66 FEET) HAVING AN ARC LENGTH OF 173.05 FEET TO A POINT OF COMPOUND CURVATURE;

THENCE ALONG THE ARC OF A 849.91 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 12°11'16", (THE CHORD BEING SOUTH 15°30'39" EAST 180.45 FEET) HAVING AN ARC LENGTH OF 180.79 FEET TO A POINT OF COMPOUND CURVATURE;

THENCE ALONG THE ARC OF A 984.93 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 00°20'37", (THE CHORD BEING SOUTH 18°46'48" EAST 5.91 FEET) HAVING AN ARC LENGTH OF 5.91 FEET TO A POINT OF NON TANGENCY, AND POINT OF INTERSECTION WITH THE WESTERLY STRIP OF A 60.00 FOOT RIGHT OF WAY GRANTED PER RIGHT OF WAY DEED RECORDED SEPTEMBER 1, 1966, IN VOLUME 357, PAGE 775, SKAGIT COUNTY DEED RECORDS;

THENCE LEAVING SAID WESTERLY 50.00 FOOT RIGHT OF WAY, AND CONTINUING ALONG SAID 60.00 FOOT RIGHT OF WAY, SOUTH 18°57'06" EAST 52.10 FEET TO A POINT;

THENCE LEAVING SAID 60.00 FOOT RIGHT OF WAY, SOUTH 53°05'29" WEST 68.06 FEET TO A POINT;

THENCE SOUTH 67°00'09" WEST 38.38 FEET TO A POINT;

THENCE SOUTH 77°52'56" WEST 32.60 FEET TO A POINT;

THENCE NORTH 12°07'04" WEST 18.25 FEET TO A POINT;

THENCE NORTH 87°27'24" WEST 631.02 FEET TO A POINT TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 23.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 90°13'31", (THE CHORD BEING NORTH 42°20'39" WEST 32.59 FEET) HAVING AN ARC LENGTH OF 36.22 FEET TO A POINT OF TANGENCY AND THE POINT OF BEGINNING;

THIS DESCRIPTION CONTAINS 20.014 ACRES, MORE OR LESS.

HEREIN DESCRIBED BEARINGS ARE BASED UPON THE WASHINGTON COORDINATE SYSTEM, NORTH ZONE (NAD83) 2011.

EXHIBIT B

TO

RIGHT OF FIRST REFUSAL,

OPTION AGREEMENT AND AGREEMENT OF PURCHASE AND SALE

Memorandum of Right of First Refusal and Option Agreement

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO: Graham & Dunn PC Pier 70, 2801 Alaskan Way, Suite 300 Seattle, WA 98121 Attn: Maren K. Gaylor

MEMORANDUM OF RIGHT OF FIRST REFUSAL AND OPTION AGREEMENT

GRANTOR:	TESORO LOGISTICS OPERATIONS LLC,
a Delaware limited liability company

GRANTEE:	TESORO REFINING & MARKETING COMPANY LLC,
a Delaware limited liability company
LEGAL
DESCRIPTION:

Abbreviated:

Full:	See Exhibit A attached hereto

TAX PARCEL
NUMBERS:

RECORDING NO.
OF RELATED
DOCUMENTS:	N/A

THIS MEMORANDUM OF RIGHT OF FIRST REFUSAL AND OPTION AGREEMENT is made and entered into as of this             day of                     , by and between TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company (“TLO”), and TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company (“TRMC”).

RECITALS:

TLO and TRMC have entered into that certain Right of First Refusal, Option Agreement and Agreement of Purchase and Sale (the “Right of First Refusal and Option Agreement”) with an effective date of                     , the terms, provisions and conditions of which are incorporated herein by reference to the same extent as if recited in their entirety herein, whereby TLO has granted to TRMC both a right of first refusal and option to purchase the Marine Crude Storage Facility (“Marine Crude Storage Facility”) located in Skagit County, Washington, said Marine Crude Storage Facility being more particularly described in Exhibit A attached hereto.

Special reference is hereby made to the following terms and provisions of the Right of First Refusal and Option Agreement:

1. Right of First Refusal. If TLO elects to sell the Marine Crude Storage Facility during any period of time that the Storage Services Agreement (as defined in the Right of First Refusal and Option Agreement) is in effect, and TLO receives a bona fide offer from a third party that it considers acceptable (the “Purchase Offer”), then TLO shall provide written notice to TRMC of the Purchase Offer, which notice shall include a copy of the Purchase Offer. TRMC shall have thirty (30) days following receipt of such notice from TLO in which to give written notice to TLO that TRMC is exercising its Right of First Refusal, agreeing to purchase the Marine Crude Storage Facility on the same terms and conditions as are contained in the Purchase Offer.

2. Option to Repurchase. TRMC shall have a right to exercise its Option to Repurchase the Marine Crude Storage Facility for so long as the Storage Services Agreement remains in effect, TLO fails to operate the Marine Crude Storage Facility in a condition capable of performing in accordance with the provisions of the Storage Services Agreement, and TLO thereafter fails to cure such default within the time period provided by the terms of the Storage Services Agreement after written notice specifying the nature of the default is provided by TRMC to TLO.

This Memorandum is executed for the purpose of recordation in the Official Records of Skagit County, Washington, in order to give notice of the terms and provisions of the Right of First Refusal and Option Agreement, and is not intended and shall not be construed to define, limit or modify the Right of First Refusal and Option Agreement. In the event of a conflict between the terms hereof and the terms of the Right of First Refusal and Option Agreement, the terms of the Right of First Refusal and Option Agreement shall control. This Memorandum may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Right of First Refusal and Option Agreement as of the day and year first above written.

TLO:

TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company

Date:	By:
Its:

TRMC:

TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company

Date:	By:
Its:

STATE OF	)
	)	ss.
COUNTY OF	)

I certify that I know or have satisfactory evidence that                     is the person who appeared before me, who signed this instrument as the                     of TESORO REFINING & MARKETING COMPANY LLC, a Delaware limited liability company, and acknowledged it to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument, and on oath stated             was authorized to execute said instrument.

Dated:                     , 2014

Print Name:

NOTARY PUBLIC in and for the State of

                     , residing at

My appointment expires

STATE OF	)
	)	ss.
COUNTY OF	)

I certify that I know or have satisfactory evidence that                     is the person who appeared before me, who signed this instrument as the                     of TESORO LOGISTICS OPERATIONS LLC, a Delaware limited liability company, and acknowledged it to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument, and on oath stated             was authorized to execute said instrument.

Dated:                     , 2014

Print Name:

NOTARY PUBLIC in and for the State of

                     , residing at

My appointment expires

EXHIBIT A

TO

MEMORANDUM OF RIGHT OF FIRST REFUSAL AND OPTION AGREEMENT

Legal Description of Marine Crude Storage Facility

LEGAL DESCRIPTION

ANACORTES CRUDE STORAGE AREA

A PORTION OF LAND BEING LOCATED WITHIN GOVERNMENT LOTS 1 AND 2, SECTION 21, GOVERNMENT LOT 2 AND THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 28, TOWNSHIP 35 NORTH, RANGE 2 EAST, OF THE WILLAMETTE MERIDIAN, SKAGIT COUNTY, WASHINGTON, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT BEARING NORTH 29° 37' 21" EAST 5215.34 FEET FROM THE SECTION CORNER COMMON TO SECTIONS 28/29/32/33, TOWNSHIP 35 NORTH, RANGE 2 EAST, W.M., SAID SECTION CORNER BEING MARKED BY A 3  1⁄4 INCH DIAMETER ALUMINUM CAP MARKED DEPT. OF NATURAL RESOURCES, WASHINGTON T35N R2E S28, S29, S32, S33 PLS 31444, 2000;

THENCE NORTH 02°46'07" EAST 614.35 FEET TO A POINT;

THENCE NORTH 06°03'23" WEST 56.08 FEET TO A POINT;

THENCE NORTH 02°30'04" EAST 401.03 FEET TO A POINT;

THENCE NORTH 08°19'57" WEST 107.72 FEET TO A POINT ON THE SOUTHERLY RIGHT OF WAY OF MARCH’S POINT ROAD;

THENCE ALONG SAID SOUTHERLY RIGHT OF WAY, NORTH 78°06'59" EAST 157.95 FEET TO A POINT;

THENCE NORTH 79°10'59" EAST 219.07 FEET TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 708.56 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 10°55'00", (THE CHORD BEING NORTH 84°38'29" EAST 134.80 FEET) HAVING AN ARC LENGTH OF 135.00 FEET TO A POINT OF COMPOUND CURVATURE;

THENCE ALONG THE ARC OF A 146.02 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 48°12'30", (THE CHORD BEING SOUTH 65°47'46" EAST 119.26 FEET) HAVING AN ARC LENGTH OF 122.86 FEET TO A POINT OF COMPOUND CURVATURE;

THENCE ALONG THE ARC OF A 197.27 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 36°05'00", (THE CHORD BEING SOUTH 23°39'01" EAST 122.19 FEET) HAVING AN ARC LENGTH OF 124.24 FEET TO A POINT OF TANGENCY, AND BY DIRECTIONAL CHANGE, SAID SOUTHERLY RIGHT OF WAY BECOMING THE WESTERLY RIGHT OF WAY OF SAID MARCH’S POINT ROAD;

THENCE SOUTH 05°36'31" EAST 121.02 FEET TO A POINT;

THENCE SOUTH 02°43'01" EAST 311.35 FEET TO A POINT TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 1121.28 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 06°40'00", (THE CHORD BEING SOUTH 00°36'59" WEST 130.39 FEET) HAVING AN ARC LENGTH OF 130.47 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 03°56'59" WEST 146.56 FEET TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 741.78 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 13°22'00", (THE CHORD BEING SOUTH 02°44'01" EAST 172.66 FEET) HAVING AN ARC LENGTH OF 173.05 FEET TO A POINT OF COMPOUND CURVATURE;

THENCE ALONG THE ARC OF A 849.91 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 12°11'16", (THE CHORD BEING SOUTH 15°30'39" EAST 180.45 FEET) HAVING AN ARC LENGTH OF 180.79 FEET TO A POINT OF COMPOUND CURVATURE;

THENCE ALONG THE ARC OF A 984.93 FOOT RADIUS CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 00°20'37", (THE CHORD BEING SOUTH 18°46'48" EAST 5.91 FEET) HAVING AN ARC LENGTH OF 5.91 FEET TO A POINT OF NON TANGENCY, AND POINT OF INTERSECTION WITH THE WESTERLY STRIP OF A 60.00 FOOT RIGHT OF WAY GRANTED PER RIGHT OF WAY DEED RECORDED SEPTEMBER 1, 1966, IN VOLUME 357, PAGE 775, SKAGIT COUNTY DEED RECORDS;

THENCE LEAVING SAID WESTERLY 50.00 FOOT RIGHT OF WAY, AND CONTINUING ALONG SAID 60.00 FOOT RIGHT OF WAY, SOUTH 18°57'06" EAST 52.10 FEET TO A POINT;

THENCE LEAVING SAID 60.00 FOOT RIGHT OF WAY, SOUTH 53°05'29" WEST 68.06 FEET TO A POINT;

THENCE SOUTH 67°00'09" WEST 38.38 FEET TO A POINT;

THENCE SOUTH 77°52'56" WEST 32.60 FEET TO A POINT;

THENCE NORTH 12°07'04" WEST 18.25 FEET TO A POINT;

THENCE NORTH 87°27'24" WEST 631.02 FEET TO A POINT TO A POINT OF CURVATURE;

THENCE ALONG THE ARC OF A 23.00 FOOT RADIUS CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 90°13'31", (THE CHORD BEING NORTH 42°20'39" WEST 32.59 FEET) HAVING AN ARC LENGTH OF 36.22 FEET TO A POINT OF TANGENCY AND THE POINT OF BEGINNING;

THIS DESCRIPTION CONTAINS 20.014 ACRES, MORE OR LESS.

HEREIN DESCRIBED BEARINGS ARE BASED UPON THE WASHINGTON COORDINATE SYSTEM, NORTH ZONE (NAD83) 2011.